SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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MATTHEWS INTERNATIONAL CORPORATION
(Name of Registrant as Specified In Its Charter)

_________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MATTHEWS INTERNATIONAL CORPORATION

2005

NOTICE

OF

ANNUAL

MEETING

AND

PROXY

STATEMENT

Notice of
ANNUAL MEETING OF SHAREHOLDERS
To be held February 17, 2005

To Our Shareholders:

The Annual Meeting of the Shareholders of Matthews International Corporation will be held at 6:00 PM on Thursday, February 17, 2005 at the Sheraton Station Square Hotel, 300 West Station Square Drive, Pittsburgh, Pennsylvania, for the purpose of considering and acting upon the following:

1. To elect two Directors of the Company for a term of three years.

2. To approve adoption of amendments to the 1994 Director Fee Plan.

3.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the records of the Company for the fiscal year ending September 30, 2005.

4. To transact such other business as may properly come before the meeting.

Shareholders of record as of December 31, 2004 will be entitled to vote at the Annual Meeting or any adjournments thereof.

Please indicate on the enclosed proxy card whether you will or will not be able to attend this meeting. Return the card in the enclosed envelope as soon as possible. If you receive more than one proxy card (for example, because you own common stock in more than one account), please be sure to complete and return all of them.

We hope you can be with us for this important occasion.

             Sincerely,

             Steven F. Nicola
             Corporate Secretary

January 18, 2005

Matthews International Corporation
Two NorthShore Center
Pittsburgh, PA 15212 - 5851
412 / 442-8200

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of the Company whose principal executive offices are located at Two NorthShore Center, Pittsburgh, Pennsylvania 15212. This Proxy Statement and the accompanying proxy were first released to shareholders on or about January 18, 2005.

Execution of the proxy will not affect a shareholder's right to attend the meeting and vote in person. Any shareholder giving a proxy has the right to revoke it at any time before it is voted by giving notice to the Corporate Secretary or by attending the meeting and voting in person.

Matters to be considered at the Annual Meeting are those set forth in the accompanying notice. Shares represented by proxy will be voted in accordance with instructions. In the absence of instructions to the contrary, the proxy solicited will be voted for the proposals set forth.

Management does not intend to bring before the meeting any business other than that set forth in the Notice of Annual Meeting of Shareholders. If any other business should properly come before the meeting, it is the intention of management that the persons named in the proxy will vote in accordance with their best judgment.

OUTSTANDING STOCK AND VOTING RIGHTS

The Company has one class of stock outstanding: Class A Common Stock, par value $1.00 per share, referred to as the "Common Stock."

Each outstanding share of Common Stock of the Company entitles the holder to one vote upon any business properly presented at the shareholders' meeting. Cumulative voting is not applicable to the election of Directors.

The Board of Directors of the Company has established December 31, 2004 as the record date for shareholders entitled to vote at the Annual Meeting. The transfer books of the Company will not be closed. A total of 32,305,883 shares of Common Stock are outstanding and entitled to vote at the meeting.

Abstentions and broker non-votes have no effect on any proposal to be voted upon. Broker non-votes as to any matter are shares held by brokers and other nominees which are voted at the meeting on matters as to which the broker or nominee has discretionary authority, but which are not voted on the matter in question because the broker or nominee does not have discretionary voting authority as to such matter.

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GENERAL INFORMATION REGARDING CORPORATE GOVERNANCE

Board of Directors

The Board of Directors is the ultimate governing body of the Company. As such, it functions within a framework of duties and requirements established by statute, government regulations and court decisions. Generally, the Board of Directors reviews and confirms the basic objectives and broad policies of the Company, approves various important transactions, appoints the officers of the Company and monitors Company performance in key results areas.

Board Composition

The Restated Articles of Incorporation of the Company provide that the Board of Directors has the power to set the number of Directors constituting the full Board, provided that such number shall not be less than five nor more than fifteen. Until further action, the Board of Directors has fixed the number of Directors constituting the full Board at seven, divided into three classes. The terms of office of the three classes of Directors end in successive years. The Board of Directors has determined that all of its Directors are independent, other than Company employees David M. Kelly and David J. DeCarlo.

During fiscal year 2004, there were five regularly scheduled meetings and four special meetings of the Board of Directors.

Board Committees

There are four standing committees appointed by the Board of Directors -- the Executive, Nominating and Corporate Governance, Audit and Compensation Committees.

Management has the same responsibility to each Committee as it does to the Board of Directors with respect to providing adequate staff services and information. Furthermore, each Committee has the same power as the Board of Directors to employ the services of outside consultants and to have discussions and interviews with personnel of the Company and others.

The principal functions of the four standing Committees are summarized as follows:

Executive Committee

The Executive Committee is appointed by the Board of Directors to have and exercise during periods between Board meetings all of the powers of the Board of Directors, except that the Executive Committee may not elect Directors, change the membership of or fill vacancies in the Executive Committee, change the By-laws of the Company or exercise any authority specifically reserved by the Board of Directors. Among the functions customarily performed by the Executive Committee during periods between Board meetings are the approval, within limitations previously established by the Board of Directors, of the principal terms involved in sales of securities of the Company, and such reviews as may be necessary of significant developments in major events and litigation involving the Company. In addition, the Executive Committee is called upon periodically to provide advice and counsel in the formulation of corporate policy changes and, where it deems advisable, make recommendations to the Board of Directors.

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The Executive Committee holds meetings at such times as are required. During fiscal year 2004, the Executive Committee met four times. The members of the Executive Committee are David M. Kelly (Chairman), David J. DeCarlo and Glenn R. Mahone.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee was formed in April 2004 and met three times during calendar 2004. The principal functions of the Nominating and Corporate Governance Committee, the members of which are John P. O’Leary, Jr. (Chairman), Glenn R. Mahone and John D. Turner, are to (1) identify individuals qualified to become Board of Director members, (2) recommend to the Board of Directors the director nominees for the next annual meeting of shareholders, (3) develop and recommend to the Board of Directors a set of corporate governance principles, (4) lead the Board of Directors in complying with its corporate governance principles and (5) review and make recommendations to the Board of Directors concerning Director compensation. This Committee is committed to ensuring that (i) the nominees for membership on the Board of Directors are of the highest possible caliber and are able to provide insightful, intelligent and effective guidance to the management of the Company and (ii) the governance of the Company is in full compliance with law, reflects generally accepted principles of good corporate governance, encourages flexible and dynamic management without undue burdens and effectively manages the risks of the business and operations of the Company.

Audit Committee

The principal function of the Audit Committee is to provide oversight of (1) the integrity of the Company's financial statements, reports on internal controls and other financial information provided by the Company, (2) the Company's compliance with legal and regulatory requirements, (3) the qualifications and independence of the Company's independent registered public accounting firm and (4) the performance of the Company's internal audit function (including disclosure controls and procedures for internal controls over financial reporting) and independent registered public accounting firm. The Committee will serve as a vehicle to provide an open avenue of communication between the Company's Board of Directors and financial management, the internal audit department, and independent registered public accounting firm. The Audit Committee is responsible for appointing the Company's independent registered public accounting firm.

The Audit Committee members are Robert J. Kavanaugh (Chairman), John P. O'Leary, Jr. and William J. Stallkamp, all of whom the Board of Directors has determined in its business judgment are “independent” from the Company and its management as defined by the relevant provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). All members of the Audit Committee are considered to meet the requirements of an Audit Committee financial expert as defined by Securities and Exchange Commission (“SEC”) regulations under the Sarbanes-Oxley Act, and Mr. Kavanaugh has been designated as the Audit Committee financial expert. During fiscal year 2004, the Audit Committee met seven times.

Compensation Committee

The principal functions of the Compensation Committee, the members of which are William J. Stallkamp (Chairman), Robert J. Kavanaugh and John D. Turner, are to review periodically the suitability of the remuneration arrangements (including benefits), other than stock remuneration, for the principal executives of the Company, and to prepare an annual report on executive compensation for inclusion in the Company’s Proxy Statement. A subcommittee of the

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Compensation Committee, the Stock Compensation Committee, the members of which are Messrs. Stallkamp (Chairman), Kavanaugh and Turner, consider and grant stock remuneration and administer the Company's 1992 Stock Incentive Plan. The Compensation Committee met three times during fiscal year 2004.

Meeting Attendance

Under the applicable rules of the SEC, the Company's Proxy Statement is required to name those Directors who during the preceding year attended fewer than 75% of the total number of meetings held by the Board and by the Committees of which they are members. During fiscal year 2004, all Directors attended more than 75% of such meetings for which they were eligible.

The Company does not have a formal policy with regard to Board members attending the Annual Meeting of Shareholders, but it is customary for the Board members to do so, and in general all or most of the Board members have attended annual meetings in the recent past. All Board members attended the 2004 Annual Meeting of Shareholders.

Compensation of Directors

Under the current provisions of the1994 Director Fee Plan, Directors who are not also officers of the Company each receive as an annual retainer fee shares of the Company's Class A Common Stock equivalent to approximately $18,000. In addition, each such Director is paid $1,250 for every meeting of the Board of Directors attended and (other than a Chairman) $750 for every committee meeting attended. The Chairman of a Committee of the Board of Directors is paid $1,000 for every committee meeting attended. Directors may also elect to receive the common stock equivalent of meeting fees. Each Director may elect to be paid these shares on a current basis or have such shares credited to a deferred stock account. No other remuneration is otherwise paid by the Company to any Director for services as a Director.

In order for the Company to remain competitive in its ability to attract and retain qualified directors, shareholders are requested to approve amendments to the 1994 Director Fee Plan at the 2005 Annual Meeting. See Proposal 2 for a discussion of the proposed amendments.

Access to Directors

The shareholders of the Company may communicate in writing to the Board of Directors by sending such communication to the Board or a particular Director in care of Steven F. Nicola, Corporate Secretary, at the Company. At present, such communications will be directly forwarded to the Board or such particular Director, as applicable.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominations for election to the Board of Directors may be made by the Nominating and Corporate Governance Committee or by the shareholders. David M. Kelly and John D. Turner, whose terms of office are expiring, have been nominated by the Nominating and Corporate Governance Committee to serve for a three-year term that will end in 2008. Nominations made by the shareholders must be made in writing in accordance with Section 6.1 of the Restated Articles of Incorporation. No such nominations have been received.

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The Nominating and Corporate Governance Committee operates pursuant to a Charter which will be available for viewing in advance of the Annual Meeting on the Company’s website at www.matw.com, under the section entitled “Corporate Governance”. All members of the Nominating and Corporate Governance Committee are independent in accordance with the listing standards of NASDAQ.

In recommending and nominating directors for election to the Board of Directors of Matthews, a candidate’s background, skills, diversity, personal characteristics and business experience will be assessed, and the following criteria and qualifications as to the candidates should be observed. Candidates are to be of the highest ethical character, share the values of the Company, have reputations, both personal and professional, consistent with the image and reputation of the Company, be highly accomplished in their respective field, with superior credentials and recognition, and provide the relevant expertise and experience necessary to assist the Board and the Company to increase shareholder value.

The Board of Directors has no reason to believe that any of the nominees will become unavailable for election. If any nominee should become unavailable prior to the meeting, the accompanying proxy will be voted for the election in the nominee's place of such other person as the Board of Directors may recommend.

Only affirmative votes are counted in the election of Directors. The two nominees for election as directors at the Annual Meeting who receive the highest number of votes cast for the election of directors by the holders of the Company’s Common Stock present in person or voting by proxy, a quorum being present, will be elected as directors.

The Board of Directors recommends that you vote FOR the election of Directors.

The following information is furnished with respect to the persons nominated by the Board of Directors for election as Directors and with respect to the continuing Directors.

Nominees

David M. Kelly, age 62, was elected Chairman of the Board on March 15, 1996. He joined the Company on April 3, 1995 as President and Chief Operating Officer and was appointed Chief Executive Officer on October 1, 1995. Prior to his employment with the Company, Mr. Kelly was employed by Carrier Corporation for 23 years. During that time, his positions included Marketing Vice President for Asia Pacific; President of Japanese Operations; Vice President, Manufacturing; President of North American Operations; and Senior Vice President for Carrier's residential and light commercial businesses. Mr. Kelly received a Bachelor of Science in Physics from Boston College in 1964, a Master of Science Degree in Molecular Biophysics from Yale University in 1966, and a Master of Business Administration from Harvard Business School in 1968. He is Chairman of the Executive Committee and the Jas. H. Matthews & Co. Educational and Charitable Trust, a member of the Company’s Pension Board, and serves on the boards of various subsidiaries of Matthews International Corporation. Mr. Kelly is a member of the Board of Directors of DQE, Inc., Mestek, Inc., Federated Investors, and the United Way of Allegheny County.

John D. Turner, age 58, has been a Director of the Company since 1999. Mr. Turner retired as Chairman and Chief Executive Officer of Copperweld Corporation, a manufacturer of tubular and bimetallic wire products, in 2003, where he had served as Chief Executive Officer since 1988. He joined Copperweld in 1984 as Group Vice President - Marketing & Sales and later held the positions of Group Vice President - Specialty Bar & Tubing and Executive Vice President.   Mr. Turner received a Bachelor's Degree in Biology from Colgate University.  He

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currently serves on the Board of Directors of DQE, Inc., Allegheny Technologies, the Coalition of Christian Outreach, the Greater Pittsburgh Council, Boy Scouts of America and the American Red Cross, Chautauqua County Chapter. Mr. Turner is also a member of the Advisory Board of the Fellowship of Christian Athletes and Family Guidance, and serves on the Board of Trustees of Geneva College.

Continuing Directors

David J. DeCarlo, age 59, is Group President, Bronze and York Casket Divisions and has been a Director of the Company since 1987. He was elected President, Bronze Division in November 1993 and Group President, Bronze and York Casket Divisions in February 2004. Mr. DeCarlo received a Bachelor of Science Degree in Industrial Management from West Virginia University in 1967, a Master of Arts Degree in Economics and Statistics from the University of Pennsylvania in 1970, and an M.B.A. in Finance from the University of Pennsylvania Wharton School of Finance in 1971 where he also completed all the required courses for a Ph.D. in Applied Economics and Finance. Prior to joining Matthews, Mr. DeCarlo held various management positions with Reynolds Aluminum Company, Westinghouse Electric Corporation, and Joy Manufacturing Company where his last position was Vice President of Field Operations.

Robert J. Kavanaugh, age 67, has been a Director of the Company since 1998. Mr. Kavanaugh is a retired partner of the Pittsburgh, PA office of Arthur Andersen LLP, an accounting firm. Mr. Kavanaugh has more than 38 years of experience assisting clients in numerous industries and has extensive experience in public reporting, SEC related matters, and mergers and acquisitions. Mr. Kavanaugh served as the advisory partner to a number of major clients, both public and private. Mr. Kavanaugh retired from Arthur Andersen LLP in August 1996.

Glenn R. Mahone, age 59, was elected to the Board of Directors of the Company in April 2003. Mr. Mahone is a partner in the Business and Finance Department and member of the Executive Committee of Reed Smith LLP, a national law firm that provides legal services to the Company. Prior to returning to Reed Smith in 1991, he spent ten years in the radio broadcast industry as a chief executive, entrepreneur and owner, and served on the board of directors of the two major trade associations which provide leadership to the radio broadcast industry. Mr. Mahone holds Master of Laws, Juris Doctor and Bachelor of Science degrees from Yale University, Duquesne University and the Pennsylvania State University, respectively. He is currently the Chairman of the Board of the Allegheny County Airport Authority and the Manchester Bidwell Corporation, and is a member of the Board of Trustees of Westminster College and Duquesne University.

John P. O'Leary, Jr., age 58, has been a Director of the Company since 1992. Mr. O'Leary retired as Senior Vice President, SCA North America, a packaging supplier, in June 2004, where he had served as Senior Vice President since May 2002. Prior thereto, he was President and Chief Executive Officer of Tuscarora Incorporated ("Tuscarora"), a wholly-owned subsidiary of SCA Packaging International B.V. and a division of SCA North America. Tuscarora is a producer and manufacturer of custom design protective packaging. Preceding SCA's acquisition of Tuscarora, Mr. O'Leary served as Chairman of Tuscarora's Board of Directors. Mr. O'Leary holds a Masters in Business Administration from the University of Pennsylvania Wharton School of Business and received a Bachelor's Degree in Economics from Gettysburg College. He currently serves on the Board of Directors of the Beaver County Educational Trust and is a Trustee of Gettysburg College.

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William J. Stallkamp, age 65, has been a Director of the Company since 1981. Mr. Stallkamp was a Vice Chairman of Mellon Financial Corporation, a financial services company, in Pittsburgh, PA and Chairman and Chief Executive Officer of Mellon PSFS in Philadelphia, PA until his retirement on January 1, 2000. Until January 2002, he was a fund advisor and Chairman of the Operations Group at Safeguard Scientifics, Inc., a technology company. Currently, he is Managing Partner of Penn Hudson Financial Group, a private investment bank in Philadelphia. He received a Bachelor of Science Degree in Business Administration from Miami University of Oxford, Ohio. He serves as a Director of W.J. Cowee, Inc., United Concordia Companies, Inc., Highmark, the Philadelphia Stock Exchange, The Smithers-Oasis Company and Medmark, Inc. He also serves as the Chairman of the Board of Directors of Akcelerant Holdings, Inc. He is a member of the Board of Directors for YMCA of Philadelphia and Vicinity, the Southeastern Pennsylvania Chapter of the American Red Cross and the Franklin Institute and Gwynedd - Mercy College.

The term for each nominee and Director is listed below:

Nominees:	Term to expire at Annual Meeting of Shareholders in:

David M. Kelly	2008
John D. Turner	2008

Continuing Directors:

Glenn R. Mahone	2006
William J. Stallkamp	2006

David J. DeCarlo	2007
Robert J. Kavanaugh	2007
John P. O’Leary, Jr.	2007

PROPOSAL 2

APPROVAL OF ADOPTION OF AMENDMENTS
TO THE 1994 DIRECTOR FEE PLAN

Introduction

The Company’s 1994 Director Fee Plan (the “Director Fee Plan”) was adopted by the Company’s Board of Directors on December 9, 1994 and approved by its shareholders on February 17, 1995. Amendments were thereafter made to the Director Fee Plan by the Board. Additional amendments (the “Amendments”) to the Director Fee Plan were adopted by the Board on November 16, 2004, as described below, which are being presented to the shareholders for approval. The affirmative vote of a majority of the votes cast in person or by proxy is required for approval of adoption of the Amendments to the Director Plan (such plan, including the Amendments, is referred to herein as the “Amended Plan”). If the shareholders of the Company do not approve the Amendments as proposed in this proxy statement, the Director Fee Plan shall remain in effect without including the Amendments.

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Description of Amended Plan

The full text of the Amended Plan is set forth as Exhibit A to this Proxy Statement. The following description of the Amended Plan is qualified in its entirety by reference to Exhibit A.

Amendments. The description of the Amended Plan provided below includes the Director Fee Plan as amended by the Amendments. In general, the Amendments were adopted to (i) modify the fee structure for director fees payable under the Amended Plan, (ii) add the ability to provide grants of stock options, stock appreciation rights and restricted stock under the Amended Plan, (iii) include certain change of control provisions, (iv) increase the authorized available shares under the Amended Plan to 500,000 shares as of the date of the Amendments, (v) set the term of the Amended Plan to end on November 15, 2014, and (vi) make certain other changes under the Amended Plan.

The Amendments include changes to the annual director fee retainer (the “Retainer”). The Retainer was increased in amount from $18,000 to $30,000. The Amendments also provide that the Retainer can be paid in cash as well as in Common Stock of the Company. Whether the payment is made in cash or Common Stock will be determined by the Nominating and Corporate Governance Committee of the Company (the “Governance Committee”). Whether the Retainer is paid in cash or Common Stock, a director may elect to receive the Retainer in Common Stock or defer the Retainer payment into a deferred Common Stock account.

In addition to the changes in the annual Retainer, meeting fees to be paid under the Amended Plan were modified to be the following:

Board Meeting Fees:	$1,500 for attendance at each meeting
Committee Meeting Fees:	$1,000 for attendance at each meeting
Committee Chairperson Retainer Fees:	$2,000 (or $3,500 in the case of the Audit Committee Chairperson) for a year of service as a Committee Chairperson
Shareholders' Meeting Fees:	$1,500 for attendance at each meeting

The Amendments add provisions to permit the grant of stock options, stock appreciation rights and restricted shares under the Amended Plan. The Amended Plan provides that each director will receive an annual grant of non-statutory stock options, stock appreciation rights and/or restricted shares with a total value of $40,000. The precise awards to be granted and their valuation will be determined by the Governance Committee. The terms applicable to these awards are described below.

A change was made in the Amended Plan to provide for the accelerated vesting of and extension of time to exercise stock options and stock appreciation rights and the accelerated vesting of restricted shares upon a change in control at the Company. A description of the change in control provisions is set forth below.

The Amendments also authorized a total of 500,000 shares to be granted under the Plan as of the date of the Amendments, and set the term of the Amended Plan to end on November 15, 2014.

There were other changes to the Plan, including allowing a director to name a death beneficiary with respect to the director’s deferred stock account, making changes with respect to hardship withdrawals, and allowing a director to make subsequent elections to further delay payments under a previous deferral made by the director.

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The Amended Plan in General. The purposes of the Amended Plan are to provide eligible independent directors of the Company with a fee arrangement which is not only competitive with those at corporations similar to the Company but which will create a long-term mutuality of interests between the independent directors and the shareholders of the Company, and to provide a program which is suitable for the recruitment and retention of capable people to serve as independent directors of the Company. “Independent” directors are those members of the Board of the Company who are not employees of the Company and otherwise meet the NASDAQ requirements for independence of directors. As of January 2, 2005, there were five such directors. Directors who are employees of the Company are not separately compensated for service as a director.

The total number of shares of stock which may be issued under the Amended Plan or credited to a deferred stock account for subsequent issuance is 500,000 shares of Common Stock as of the date of the Amendments. This total will be adjusted upon certain events such as a stock dividend on, or stock split of, the Common Stock. The shares which may be issued under the Amended Plan may be either authorized but unissued shares or treasury shares or a combination of each. On January 3, 2005, the fair market value of a share of the Company’s Common Stock was $36.67.

The Board of Directors of the Company will have full power and authority to administer the Amended Plan. The Board may delegate some or all of those rights to the Governance Committee. The Board of Directors also has, subject to certain limitations, the right to amend or terminate the Amended Plan.

Director Fees and Deferrals. Under the Amended Plan, each eligible independent director will receive an annual Retainer valued at $30,000. Such annual Retainer will be paid either in cash or in shares of the Common Stock of the Company, as determined by the Governance Committee. If the Governance Committee decides to pay the Retainer in cash, a director may instead elect to receive the Retainer in current shares of Common Stock or Common Stock credited to a deferred Common Stock account. If the Governance Committee chooses to pay such Retainer in Common Stock, a Director may defer the receipt of such Common Stock.

In addition, each independent director will receive meeting fees for Board, Committee and shareholder meetings attended, and each Committee chairperson will receive an annual retainer fee, in the amounts set forth under “Amendments” above. Under the Amended Plan, the Board has the authority to increase or decrease the amount of the annual Retainer, Committee chairperson retainer, and meeting fees.

Annual Retainer fees will be paid or credited fifteen business days after the annual meeting of shareholders, for each independent director whose term begins at, or continues after, such meeting. Annual Retainer fees will thereby be paid or credited in advance and are not subject to proration or refund in the event that a director receiving such fees should die or resign prior to the next annual meeting of shareholders.

Meeting fees (other than Committee chairperson retainer fees) will be paid in cash within ten business days following the meeting with respect to which such fees are payable. Committee chairperson retainer fees will be paid on the fifteenth business day after a director’s annual election or re-election as a Committee chairperson. As used herein, the term “meeting fee” includes Committee chairperson retainer fees. A director may elect to receive all meeting fees for a calendar year in shares of Common Stock rather than cash, provided the director elects to defer the receipt of such shares of Common Stock through credit of shares to his or her deferred Common Stock account.

A director may elect to defer receipt of his or her annual Retainer or meeting fees by filing a notice of election with the Company. When such election becomes effective, the amount of Common Stock representing the fees

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the Company to a separate deferred stock compensation account for each director electing deferred treatment. An election to defer receipt of fees will remain effective until a director files a notice of termination with the Company and such notice becomes effective.

Payment of shares of Common Stock credited to a directors deferred stock compensation account for any year would be made either in a lump sum or in up to ten annual installments, as elected by the director prior to the commencement of the year of deferral. Payment would commence on April 1 of the year following the year a person ceases to be a director of the Company. Notwithstanding the foregoing, a director is permitted to further defer the receipt of payments from his or her deferred stock compensation account by making a further deferral election at least twelve months prior to the date on which payments would have otherwise commenced, and by deferring for at least five years from the date payments would have otherwise commenced. Further, a director may file a notice with the Company pursuant to which the director would be paid amounts credited to his or her deferred stock compensation account after the effective date of such notice upon the occurrence of certain changes in control at the Company as described in the Plan.

Upon the death of a director, payment would be made to the beneficiary designated by the director or to the estate of the director. Advance payment of deferred amounts may be permitted by the Board only to the extent necessary to avoid severe financial hardship resulting from an unanticipated financial emergency beyond the control of the director or his or her beneficiary.

Stock Options, Stock Appreciation Rights and Restricted Stock. The Amended Plan provides for the grant of nonstatutory stock options and stock appreciation rights and restricted share awards.

Administration. Subject to the provisions of the Amended Plan, the Governance Committee has full and final authority, in its discretion, to grant nonstatutory stock options and stock appreciation rights and to make restricted share awards under the Amended Plan, totaling $40,000 per year per director, or such other amount as is provided for in the Amended Plan. Grants and awards will be made effective as of the same date as annual Retainers are paid after the annual meeting. Under the Amended Plan, the Board has the authority to increase or decrease the value of the grants and awards to be made and to determine whether the grants and awards should be stock options, stock appreciation rights or restricted shares or partly of each.

The Governance Committee also has the power to interpret the Amended Plan and to prescribe such rules, regulations and procedures in connection with the operations of the Amended Plan as it deems necessary and advisable in its administration of the Amended Plan.

Terms of Stock Options and Stock Appreciation Rights. The option price for each stock option may not be less than 100% of the fair market value of the Company’s Common Stock on the date of the grant of the stock option. Fair market value of the Common Stock for all purposes under the Amended Plan is the mean between the publicly reported highest and lowest sales prices per share of Common Stock of the Company as quoted on the NASDAQ National Market System on the date as of which fair market value is determined.

No stock option may be exercised prior to two years from the date of grant or after the expiration of ten years from the date of grant. Unless the Governance Committee, in its discretion, otherwise determines, an exercisable stock option may be exercised in whole or in part. Otherwise, stock options may be exercised at such times, in such amounts and subject to such restrictions as are determined in its discretion by the Governance Committee.

The option price for each stock option is payable in full in cash at the time of exercise; however, in lieu of cash the person exercising the stock option may, if authorized by the Governance Committee, pay the option price in whole or in part by delivering to the Company shares of Common Stock having a fair market value on the date of exercise

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of the stock option equal to the option price for the shares being purchased, except that any portion of the option price representing a fraction of a share must be paid in cash and no shares of Common Stock which have been held less than one year may be delivered in payment of the option price.

If the person exercising a stock option participates in a broker or other agent-sponsored exercise or financing program, the Company will cooperate with all reasonable procedures of the broker or other agent to permit participation by the person exercising the stock option in the exercise or financing program, but the exercise of the stock option shall not be deemed to occur and no shares of the Common Stock will be issued until the Company has received full payment in cash for the option price from the broker or other agent.

Stock Appreciation Rights. The grant of stock appreciation rights provides the holder with the right upon the exercise of stock appreciation rights to receive a number of shares of Common Stock with a fair market value, equal to the difference between the fair market value of the Common Stock on the date of exercise of the stock appreciation rights and the base price of the stock appreciation rights when granted (which may not be less than 100% of the fair market value of the Company’s Common Stock on the date of the grant of the stock appreciation rights). The Governance Committee also has the right to pay cash upon the exercise of the stock appreciation rights in certain circumstances.

Unless the Governance Committee determines otherwise, the provisions of the following sentence will apply in the event that a grantee ceases to be a director of the Company for any reason other than removal for cause or resignation without consent of the Board. Any outstanding stock option and stock appreciation right held by such grantee will vest and be exercisable at any time prior to the second anniversary of the date on which the grantee ceases to be a director or the expiration date of the stock option or stock appreciation right, whichever is the shorter period. Unless the exercise period has been extended pursuant to the change in control provisions of the Amended Plan, if a grantee is removed from office for cause or resigns without the consent of the Board, any then outstanding stock option and stock appreciation right held by such grantee will terminate as of the close of business on the last day on which the grantee is a director.

Unless the Governance Committee in its discretion otherwise determines, no stock option or stock appreciation right granted under the Amended Plan is transferable other than by Will, by the laws of descent and distribution, or to certain types of trusts, and a stock option or stock appreciation right may be exercised during an grantee’s lifetime only by the grantee or the trustee of such trust.

Each grant of a stock option or stock appreciation right must be confirmed by an agreement between the Company and the grantee which sets forth the terms of the grant.

Restricted Shares. Restricted share awards are subject to such restrictions (including restrictions on the right of the awardee to sell, assign, transfer or encumber the shares awarded while such shares are subject to restrictions) as the Governance Committee may impose thereon and are subject to forfeiture to the extent events (which may, in the discretion of the Governance Committee, include termination of service as a director and/or performance-based events) specified by the Governance Committee occur prior to the time of restrictions lapse.

Each restricted share award must be confirmed by a restricted share agreement between the Company and the awardee, which sets forth the number of restricted shares awarded, the restrictions imposed thereon, the duration of such restrictions, the events the occurrence of which would cause a forfeiture of the restricted shares and such other terms and conditions as the Committee in its discretion deems appropriate.

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Following a restricted share award and prior to the lapse of the applicable restrictions, share certificates representing the restricted shares are held by the Company in escrow. Except in certain circumstances, the Governance Committee, in its discretion, may determine that dividends and other distributions on the shares held in escrow shall not be paid to the awardee until the lapse or termination of the applicable restrictions. Unless otherwise provided, in its discretion, by the Governance Committee, any such dividends or other distributions shall not bear interest. Upon the lapse of the applicable restrictions, the share certificates representing the restricted shares and unpaid dividends, if any, will be delivered to the awardee. From the date a restricted share award is effective, however, the awardee will be a shareholder with respect to all the shares represented by the share certificates for the restricted shares and has all the rights of a shareholder with respect to the restricted shares, including the right to vote the restricted shares and to receive all dividends and other distributions paid with respect to the restricted shares, subject only to the preceding provisions of this paragraph and the restrictions imposed by the Governance Committee.

Additional Rights in Certain Events. The Amended Plan provides for acceleration of the exercisability and extension of the expiration date of stock options and stock appreciation rights, for lapse of the restrictions on restricted share awards, and potentially for the acceleration of the payment of certain deferred compensation, upon the occurrence of one or more events described in Section 13 of the Amended Plan (“Section 13 Events”). Such an event is deemed to have occurred when (i) the Company acquires actual knowledge that any person (other than the Company, a subsidiary or any employee benefit plan sponsored by the Company) has acquired beneficial ownership, directly, or indirectly, of securities representing 15% or more of the voting power of the Company, (ii) a tender offer is made to acquire securities representing 20% or more of the voting power of the company or voting shares are first purchased pursuant to any other tender offer, (iii) at any time less than 60% of the members of the Board of Directors are persons who were either directors on November 16, 2004 or individuals whose election or nomination for election was approved by a vote of at least two-thirds of the directors then still in office who were directors on November 16, 2004 or who were so approved, (iv) the shareholders of the Company approve any agreement or plan providing for the Company to be merged, consolidated or otherwise combined with, or for all or substantially all its assets or stock to be acquired by, another corporation, as a consequence of which the former shareholders of the Company will thereafter own less than a majority of the voting power of the surviving or acquiring corporation or the parent thereof or (v) the shareholders of the Company approve any liquidation of all or substantially all of the assets of the Company or any distribution to security holders of assets of the Company having a value equal to 15% or more of the total value of all the assets of the Company. The Section 13 Events described above may be limited in effect and otherwise subject to the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, which provides certain limitations on the ability to accelerate deferred compensation upon changes in control.

Unless the agreement or an amendment thereto otherwise provides, notwithstanding any other provision contained in the Amended Plan, upon the occurrence of any Section 13 Event all outstanding stock options and stock appreciation rights become immediately and fully exercisable whether or not otherwise exercisable by their terms and all stock options and stock appreciation rights held by a director whose service on the Board terminates within one year of any Section 13 Event for any reason are exercisable for the longer of a period of three months from the date of such termination of service or the standard periods of expiration or termination as described above, but in no event after the expiration date of the stock option.

Unless the restricted share agreement otherwise provides, notwithstanding any other provision contained in the Amended Plan, upon the occurrence of any Section 13 Event prior to the scheduled lapse of all restrictions applicable to restricted share awards under the Amended Plan, all such restrictions lapse regardless of the scheduled lapse of such restrictions.

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Miscellaneous. Deferred stock compensation accounts shall be maintained only on the books of the Company, and no shares of Common Stock or other assets shall be set aside until shares of Common Stock actually become payable to a director or his beneficiary. No person shall have voting rights with respect to shares of Common Stock credited to a deferred stock compensation account and not yet payable to the director or his beneficiary.

If, as of any payment or crediting date, insufficient shares are available to pay or credit the annual Retainer or meeting fees into a deferred stock compensation account, the Company shall pay or credit such fees in cash to the account.

In the event that any outstanding stock option or stock appreciation right is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the shares of Common Stock not purchased under the stock option or stock appreciation right are again available for purposes of granting awards under the Amended Plan. If any shares of Common Stock are forfeited to the Company pursuant to the restrictions applicable to restricted shares awarded under the Amended Plan, the number of shares so forfeited are again available for purposes of granting awards under the Amended Plan. The number of shares of Common Stock which are surrendered in full or partial payment to the Company of the option price of a stock option will be available for the purpose of granting awards under the Amended Plan.

The Board of Directors may alter or amend the Amended Plan at any time except that, without approval of the shareholders of the Company, no alteration or amendment may be made if shareholder approval of the amendment is at the time required for shares under the Amended Plan to qualify for the exemption from Section 16(b) of the Securities and Exchange Act of 1934, as amended, provided by Rule 16b-3 or by the rules of the NASDAQ National Market System or any stock exchange on which the Common Stock may then be listed. In addition, no alteration or amendment of the Amended Plan may, without the written consent of the holder of a stock option, stock appreciation rights, or restricted shares granted or awarded under the Amended Plan prior thereto, adversely affect the rights of such holder with respect thereto.

The Board of Directors may also terminate the Amended Plan at any time, but termination of the Amended Plan would not terminate any outstanding stock options or stock appreciation rights granted under the Amended Plan or cause a revocation or forfeiture of any restricted share award under the Amended Plan.

The Amended Plan contains anti-dilution provisions providing for proportionate adjustment in the maximum aggregate number of shares of Common Stock for which stock options and stock appreciation rights may be granted and as to which restricted shares may be awarded under the Amended Plan and in the number of shares covered by outstanding stock options and stock appreciation rights granted under the Amended Plan in certain events, including stock dividends on shares of outstanding Common Stock. The Amended Plan also contains provisions providing for the substitution of shares in the event of a reorganization, recapitalization, merger or similar event. The Amended Plan provides for adjustments to stock options and stock appreciation rights and restrictions on distributions with respect to, or exchanges for restricted shares in the case of, any spin-off, split-off, dividend in partial liquidation or in property other than cash, or extraordinary distribution to holders of the Common Stock.

If a director who has been granted stock options or stock appreciation rights or awarded restricted shares under the Amended Plan engages in the operation or management of a business, whether as owner (except as owner of less than ten percent of the publicly-traded equity securities of an entity), partner, officer, director, employee or otherwise and whether during or after Board service, which is in competition with the Company or any of its subsidiaries, the Governance Committee may in its discretion immediately terminate all stock options and stock appreciation rights held by such person (except when the exercise period of a stock option or stock appreciation right has been extended because one or more of the events described under “Additional Rights in Certain Events” above has

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occurred) and declare forfeited all restricted shares held by such person as to which the restrictions have not yet lapsed.

Possible Anti-takeover Effect

The provisions of the Amended Plan providing for the acceleration of the exercise date of outstanding stock options and stock appreciation rights upon the occurrence of a Section 13 Event, the extension of the period during which outstanding stock options and stock appreciation rights may be exercised upon termination of Board service following a Section 13 Event and the lapse of restrictions applicable to restricted stock awards upon the occurrence of a Section 13 Event may be considered as having an anti-takeover effect.

New Plan Benefits

The Governance Committee has determined that commencing in 2005 the $30,000 annual Retainer will be paid in cash (unless a director elects to receive Common Stock) and grants of stock options to each independent director with a value of $40,000 will be made.

Federal Income Tax Consequences

The Retainer

Current Payment. Directors who receive current payment of the Retainer in cash or in shares of Common Stock generally recognize compensation income on the date on which they receive payment equal to the amount of cash received or the fair market value of the shares received on the payment date.

Deferred Stock Payment. Directors who elect to defer receipt of the Retainer in shares of Common Stock generally should recognize compensation income only on the date on which the Retainer is payable to the director from the director’s deferred stock compensation account in shares of Common Stock. In general, the compensation income to be recognized by a director upon distribution of Common Stock from a deferred stock compensation account is equal to the fair market value of the shares of Common Stock on the date on which the shares are payable to the director from such account, plus the amount of cash, if any, received in lieu of a fractional share.

Meeting Fees (Including Committee Chairperson Retainer Fees)

Current Cash Payment. Meeting fees paid in cash constitute compensation and must be recognized as ordinary income by the directors for the taxable year in which they are received.

Deferred Stock Payment. Directors who elect to defer receipt of meeting fees otherwise payable in cash and receive a credit to a deferred stock compensation account should recognize compensation income only on the date on which meeting fees are payable to the director from the director’s deferred stock compensation account in shares of Common Stock. In general, the compensation income to be recognized by a director upon distribution of Common Stock from a deferred compensation account is equal to the fair market value of the shares of Common Stock on the date on which the shares are payable to the director from such account, plus the amount of cash, if any, received in lieu of a fractional share.

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Nonstatutory Stock Options

A director does not recognize any taxable income for Federal income tax purposes upon receipt of a nonstatutory stock option. Upon the exercise of a nonstatutory stock option with cash, the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price is generally treated as compensation income received in the year of exercise. If the option price of a nonstatutory stock option is paid in whole or in part in shares of Common Stock, no income, gain or loss is recognized on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise of the nonstatutory stock option, determined as of the day of exercise, less the amount of cash, if any, paid upon exercise is generally treated as compensation income received on the date of exercise.

Stock Appreciation Rights

The Federal income tax consequences to a director from the receipt and exercise of stock appreciation rights are unclear due to recently enacted legislation addressing the taxation of deferred compensation. The Internal Revenue Service recently issued interim guidance addressing stock appreciation rights but indicated that its position could change in additional guidance which it plans to issue in the future.

Based on this interim guidance, generally a director would not recognize any taxable income upon receipt of a stock appreciation right. If the stock appreciation right is payable in shares of the Common Stock, the director would recognize compensation income in the year in which the stock appreciation right is exercised, in an amount equal to the fair market value of the Common Stock paid to the director at the time of exercise. If future guidance by the Internal Revenue Service allows the Company to pay cash to a director upon the exercise of a stock appreciation right, the director likely would recognize compensation income in the year in which the stock appreciation right is exercised in an amount equal to the cash paid to the director at the time of exercise.

Restricted Stock

The Federal income tax consequences to a director from the receipt and vesting of restricted shares are unclear due to recently enacted legislation addressing the taxation of deferred compensation. The Internal Revenue Service recently issued interim guidance which briefly addresses restricted shares. It is unclear whether its position will change in its anticipated future guidance addressing deferred compensation.

Based on this interim guidance, a director would not recognize any taxable income for Federal income tax purposes in the year of the award, provided the shares were nontransferable and subject to a substantial risk of forfeiture. However, the director could elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to these restrictions. If the director does not make a Section 83(b) election, the fair market value of the shares on the date these restrictions lapse generally is treated as compensation income to the director and is taxable in the year the restrictions lapse.

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Disposition of Shares Received

If a director sells shares of Common Stock acquired under the Plan, the difference between the amount realized on the sale and the director’s tax basis in the shares sold generally is taxed as a capital gain or a capital loss, which is long-term or short-term depending on whether the more-than one-year holding period has been satisfied with respect to the shares sold.

The Company

In each instance that an amount is treated as compensation received by a director, the Company generally is entitled to a corresponding deduction in the same amount for compensation paid.

Equity Compensation Plans

In addition to the Amended Plan, the Company has a stock incentive plan that provides for grants of incentive stock options, nonstatutory stock options and restricted share awards in an aggregate number not to exceed 15% of the outstanding shares of the Company’s Common Stock. The option price for each stock option that may be granted under that plan may not be less than the fair market value of the Company's common stock on the date of grant. Outstanding stock options are exercisable in various share amounts based on the attainment of certain market value levels of Common Stock but, in the absence of such events, are exercisable in full for a one-week period beginning five years from the date of grant. In addition, in general, options granted after September 1996 vest in one-third increments after three, four and five years, respectively, from the grant date (but, in any event, not until the attainment of the certain market value levels described above). The options expire on the earlier of ten years from the date of grant, upon employment termination, or within specified time limits following voluntary employment termination (with the consent of the Company), retirement or death.
The following table provides information about grants under the Company's equity compensation plans as of September 30, 2004:

Equity Compensation Plan Information
Number of securities
remaining available
for future issuance
	Number of securities	Weighted-average	under equity
	to be issued upon	exercise price	compensation plans
	exercise of	of outstanding	(excluding
	outstanding options,	options, warrants	securities reflected
Plan category	warrants and rights	and rights	in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,123,561 (1)	$20.99	4,707,114 (2)(3)
Equity compensation plans not approved by security holders	None	None	None
Total	2,123,561	$20.99	4,707,114

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(1)	Includes 50,064 shares under the Director Fee Plan.
(2)	The number of shares remaining available under the stock incentive plan at September 30, 2004 was 2,788,089, including up to 1,000,000 shares that can be issued as restricted stock under the Company’s 1992 Stock Incentive Plan. The aggregate number of shares available for grant under such plan cannot exceed 15% of the outstanding shares of the Company’s Common Stock.
(3)	Includes (i) 122,267 shares that can be issued as deferred stock under the Company’s 1994 Director Fee Plan (without giving effect to the Amendments) and (ii) 1,796,758 shares that can be sold to employees through the Company under the Company’s 1994 Employee Stock Purchase Plan, which is an open market purchase plan.

Vote Required

The Amended Plan becomes effective as of November 16, 2004, provided that the shareholders of the Common Stock of the Company, by affirmative vote of a majority of the votes cast by all shareholders entitled to vote, a quorum being present, approve the Plan. Abstentions from voting by shareholders present in person or represented by proxy and entitled to vote are not votes cast “for” or “against” the Amended Plan and are therefore not counted in determining whether the required vote has been obtained.

The Board of Directors recommends a vote FOR approval of the Amended Plan, and unless otherwise directed therein, the proxies solicited by the Board of Directors will be voted FOR approval of the Amended Plan.

PROPOSAL 3

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Company's Board of Directors has appointed PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the records of the Company for the year ending September 30, 2005.

The Board of Directors has determined that it would be desirable to request an expression of opinion from the shareholders on the appointment. Ratification of the appointment of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of all the votes cast by shareholders of Common Stock entitled to vote at the meeting. If the shareholders do not ratify the selection of PricewaterhouseCoopers LLP, the selection of an alternative independent registered public accounting firm will be considered by the Audit Committee.

It is not expected that any representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting of Shareholders.

The Board of Directors recommends that you vote FOR Proposal 3.

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STOCK OWNERSHIP

The Company's Restated Articles of Incorporation divide its voting stock into three classes: Preferred Stock, and Class A and Class B Common Stock. At the present time, none of the Preferred Stock or Class B Common Stock is issued or outstanding. The following information is furnished with respect to persons who the Company believes, based on its records, beneficially own more than five percent of the outstanding shares of Class A Common Stock of the Company, and with respect to Directors, officers and executive management. Those individuals with more than five percent of such shares could be deemed to be "control persons" of the Company.

This information is as of November 30, 2004.
Name of Beneficial Owner (1)	Number of Class A Shares Beneficially Owned (2)		Percent of Class	Deferred Stock Compen-sation Shares (4)
Directors, Officers and Executive Management:
D.M. Kelly	302,858	(3)	0.9%	-
J.C. Bartolacci	41,362	(3)	0.1	-
D.J. DeCarlo	190,817	(3)	0.6	-
R.J. Kavanaugh	2,000		*	9,249
G.R. Mahone	1,000		*	573
S.F. Nicola	124,400	(3)	0.4	-
J.P. O’Leary, Jr.	13,017		*	17,350
F.J. Schwarz	-		*	-
W.J. Stallkamp	3,000		*	15,096
J.D. Turner	4,000		*	4,307
All Directors, officers and executive management as a group (16 persons)	741,961	(3)	2.4	46,575

Others:
Ariel Capital Management, Inc. 200 East Randolph Drive, Suite 2900 Chicago, IL 60601	3,628,972		11.3
Neuberger Berman, LLC 605 Third Avenue New York, NY 10158	3,426,470		10.6
Select Equity Group, Inc. 380 Lafayette Street, 6th Floor New York, NY 10003	2,168,449		6.7
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	2,672,085		8.3

* Less than 0.1%

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(1) Unless otherwise noted, the mailing address of each beneficial owner is the same as that of the Registrant.
(2) The nature of the beneficial ownership for all shares is sole voting and investment power, except as follows:
•	Ariel Capital Management, LLC (“Ariel”) has no beneficial (economic) interest in any of the 3,628,972 shares. Ariel holds the voting power and/or investment discretion solely in a fiduciary capacity as investment adviser for its clients. No client individually owns 5% or more of Matthews International Corporation common stock. Ariel, in its capacity as investment adviser, has sole voting power for 2,681,367 shares and sole investment discretion for 3,628,972 shares.
•	Neuberger Berman, LLC ("NB"), is a registered investment advisor. In its capacity as investment advisor, NB may have discretionary authority to dispose of or to vote shares that are under its management. As a result, NB may be deemed to have beneficial ownership of such shares. NB does not, however, have any economic interest in the shares. The clients are the actual owners of the shares and have the sole right to receive and the power to direct the receipt of dividends from or proceeds from the sale of such shares. As of November 30, 2004, of the shares set forth above, NB had shared dispositive power with respect to 3,426,470 shares, sole voting power with respect to 50,800 shares and shared voting power on 2,497,900. With regard to the shared voting power, Neuberger Berman Management, Inc. and Neuberger Berman Funds are deemed to be beneficial owners for purposes of Rule 13(d) since they have shared power to make decisions whether to retain or dispose of the securities. NB is the sub-advisor to the above referenced Funds. It should be further noted that the above mentioned shares are also included with the shared power to dispose calculation.
•	Select Equity Group, Inc. has sole voting and dispositive power relating to 1,894,683 shares, and shares voting and dispositive power relating to 273,766 shares with another investment advisor under common control. Select Equity Group, Inc. may be deemed to be the beneficial owner of all 2,168,449 shares. All of these shares are held solely for the benefit of investment advisory clients, and Select Equity Group, Inc. disclaims beneficial ownership of the shares.
•	Shares held by T. Rowe Price Associates, Inc. ("Price Associates") are owned by various individual and institutional investors for which Price Associates serves as investment advisor with power to direct investments and/or power to vote the shares. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such shares; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such shares. Price Associates has sole dispositive power for 2,672,085 shares and sole voting power for 919,985 shares.
(3)	Includes options exercisable within 60 days of November 30, 2004 as follows: Mr. Kelly, 121,334 shares; Mr. Bartolacci, 13,333 shares; Mr. DeCarlo, 130,667 shares; Mr. Nicola, 77,000 shares; Mr. Schwarz, no shares; and all Directors and officers as a group, 382,335 shares.
(4)	Represents shares of Class A Commons Stock held in a deferred stock compensation account for the benefit of the Director under the Company’s Director Fee Plan. See “General Information Regarding Corporate Governance--Compensation of Directors.”

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COMPENSATION OF EXECUTIVE MANAGEMENT AND RETIREMENT BENEFITS

The following table sets forth the individual compensation information for the fiscal years ended September 30, 2004, 2003 and 2002 for the Company's Chief Executive Officer and the four most highly compensated executives.

Summary Compensation Table

Name of Individual and Principal Position	Year	Salary	Bonus	Awards Securities Underlying Options		Payouts LTIP Payouts	All Other Compen- sation
			(1)	(Shares	)	(2)	(3)

David M. Kelly	2004	$452,007	$461,990	120,000		$484,478	$276
Chairman of the Board and	2003	433,253	437,289	120,000		455,682	236
Chief Executive Officer	2002	412,002	422,642	140,000		437,878	204

David J. DeCarlo	2004	283,600	207,382	60,000		295,841	2,233
Director and Group President,	2003	260,865	193,906	100,000		137,987	2,083
Bronze and York Casket Divisions	2002	250,245	177,282	38,000		217,841	1,892

Joseph C. Bartolacci	2004	203,715	129,923	40,000		98,057	13,490
Executive Vice President and	2003	175,745	94,691	40,000		98,388	37,255
President, York Casket Division	2002	166,050	85,000	18,000		88,741	39,330

Franz J. Schwarz	2004	226,097	159,703	-		-	-
Managing Director, Graphics Europe

Steven F. Nicola	2004	176,997	120,287	40,000		63,327	458
Chief Financial Officer,
Secretary and Treasurer

(1) Includes the current portion of management incentive plan and supplemental management incentive payments. The Company has adopted a management incentive plan for officers and key management personnel. Participants in such plan are not eligible for the Company's profit distribution plan. The incentive plan is based on improvement in divisional and Company economic value added and the attainment of established personal goals. A portion of amounts earned are deferred by the Company and are payable with interest at a market rate over a two-year period contingent upon economic value added performance and continued employment during such period. See Long-Term Incentive Plans - Awards in Last Fiscal Year table. In addition, some or all of the current portion of management incentive plan and supplemental management incentive payments shown in the summary compensation table may have been deferred by the Company under the deferred compensation provisions of the management incentive plan.
(2) Represents payments of deferred amounts under the management incentive plan. Some or all of these LTIP payouts may have been further deferred by the Company under the deferred compensation provisions of the management incentive plan.
(3) Includes premiums for term life insurance. Each officer of the Company is provided term life insurance coverage in an amount equivalent to approximately three times their respective salary. Amounts reported in this column include only life insurance benefit costs, except for Mr. Bartolacci. The amount reported in this column in fiscal years 2004, 2003 and 2002 for Mr. Bartolacci include supplemental compensation of $12,924, $36,742 and $38,886, respectively, to cover expenses while on an international assignment.

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The Summary Compensation Table does not include expenses of the Company for incidental benefits of a limited nature to executives, including the use of Company vehicles, club memberships, dues, or tax planning services. The Company believes such incidental benefits are in the conduct of the Company's business; but, to the extent such benefits and use would be considered personal benefits, the value thereof is not reasonably ascertainable and does not exceed, with respect to any individual named in the Summary Compensation Table, the lesser of $50,000 or 10% of the annual compensation reported in such table.

Long-Term Incentive Plans - Awards in Last Fiscal Year

			Estimated Future Payouts
	Number of	Performance or	Under Non-Stock
	Shares or	Other Period Until	Price-Based Plans
Name	Other Rights	Maturation or Payout	Maximum

D.M. Kelly	-	2 Years	$1,505,267
D.J. DeCarlo	-	2 Years	624,125
J.C. Bartolacci	-	2 Years	178,322
F.J. Schwarz	-	N/A	N/A
S.F. Nicola	-	2 Years	371,709

The Company has a management incentive plan based on improvement in divisional and Company economic value added and the attainment of established personal goals. A portion of amounts earned are deferred by the Company and are payable with interest at a market rate over a two-year period contingent upon economic value added performance and continued employment during such period. Payment of these amounts may be subject to further deferral by the Company under the deferred compensation provisions of the management incentive plan.

Option/SAR Grants in Last Fiscal Year

	Individual Grants (1)				Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of	Percent of Total
	Securities	Options Granted	Exercise or
	Underlying	to Employees	Base Price	Expiration
Name	Options Granted	in Fiscal Year	per Share	Date	5%	10%

D.M. Kelly	120,000	23.2%	$28.58	12/15/13	$2,156,480	$5,464,943
D.J. DeCarlo	60,000	11.6	28.58	12/15/13	1,078,240	2,732,471
J.C. Bartolacci	40,000	7.7	28.58	12/15/13	718,827	1,821,648
F.J. Schwarz	-	-	-	-	-	-
S.F. Nicola	40,000	7.7	28.58	12/15/13	718,827	1,821,648

(1) All options were granted at market value as of the date of grant. Options are exercisable in various share amounts based on the attainment of certain market value levels of Class A Common Stock, but, in the absence of such events, are exercisable in full for a one-week period beginning five years from the date of grant. In addition, except for the options granted to Mr. Kelly and Mr. DeCarlo, options vest in one-third increments after three, four and five years, respectively, from the grant date (but, in any event, not until the attainment of the certain market value levels described above). The options are not exercisable within six months from the date of grant and expire on the earlier of ten years from the date of grant, upon employment termination, or within specified time limits following voluntary employment termination (with consent of the Company), retirement or death.

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Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

			Number of Securities Underlying Unexercised Options		Value of Unexercised In-the-Money Options at Fiscal Year End
	Shares
	Acquired On	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

D.M. Kelly	449,000	$8,041,520	77,334	414,666	$1,304,462	$6,166,078
D.J. DeCarlo	-	-	108,667	216,666	2,488,630	2,905,008
J.C. Bartolacci	20,667	314,925	-	109,333	-	1,421,989
F.J. Schwarz	-	-	-	-	-	-
S.F. Nicola	26,000	595,507	70,667	73,833	1,617,133	854,649

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Report of the Compensation Committee

The Company's executive compensation policies are administered by the Compensation Committee of the Board of Directors. The Committee consists of three independent, non-employee directors: Messrs. Stallkamp (Chairman), Kavanaugh and Turner. Executive compensation for the Company's chief executive officer and the four other most highly compensated executives is presented in the Summary Compensation Table.

Objectives and Policies
The Compensation Committee seeks to:
.    Ensure that there is a strong linkage between executive compensation and the creation of shareowner value;
.    Align the interests of the Company's executives with those of its stockholders through potential stock ownership;
.    Ensure that compensation and incentives are at levels that enable the Company to attract and retain high-quality executives.

Compensation Philosophy
The company maintains a compensation philosophy that targets fixed compensation (i.e., base salaries) below the median of comparable companies, with greater emphasis placed on variable components of pay. We define the competitive market for executive pay to include companies of similar size and scope to Matthews.

Components of Compensation
The Company's executive compensation program presently is comprised of three elements: base salary, annual incentives (bonuses) and stock options. An independent executive compensation consulting firm is periodically engaged to provide comparative market compensation data.

Base Salary
The objective of the base salary policy is to target compensation at a level slightly below the median level in comparison to the market and to reflect individual performance when determining actual pay. An outside consulting firm specializing in such services is retained periodically to compare executives' salaries with other executives at corporations whose annual revenues are similar in size to Matthews. Accordingly, base salaries of executives for calendar 2004 were increased over calendar 2003 to reflect competitive market pay practices.

Annual Incentive Compensation (Bonuses)
Annual incentive payments paid to executives in 2004 were based upon the improvement in economic value added over the prior two years' base. Economic value added is defined for this purpose as operating profit less the associated capital cost of operating assets. The incentive pools are determined based upon a percentage of absolute economic value added plus a percentage of the incremental economic value added over a two-year base. The incentive pools are distributed to individuals based upon each participant's target incentive and performance relative to achievement of personal goals. Earned incentive awards that exceed target levels are deferred and paid in the subsequent two fiscal years. Payment of deferred amounts may be subject to further deferral by the Company under the deferred compensation provisions of the management incentive plan. In 2004, certain executives received a payout of fifty percent of incentive award amounts earned and deferred from fiscal years 2003 and 2002. The remaining fifty percent earned in fiscal 2004 is payable in 2005 contingent upon economic value added performance and continued employment (except in the event of death or retirement) during fiscal 2005.
In fiscal 2004, certain executives earned incentive awards in excess of target levels. Amounts in excess of target have been deferred and are payable contingent upon economic value added performance and continued employment (except in the event of death or retirement) during fiscal years 2005 and 2006.

Stock Options
Stock options, which are an integral part of incentive compensation for the executives of the Company, serve to encourage share ownership by Company executives and thus align the interests of executive management and shareholders. The Stock Compensation Committee (Messrs. Stallkamp, Kavanaugh and Turner) approves periodic grants of stock options to executives and other key employees of the Company to foster a commitment to increasing long-term shareholder value. An outside consulting firm specializing in such services was retained in fiscal 2004 to provide guidance on executives' stock options compared with other executives at corporations whose annual revenues are similar in size to Matthews. During fiscal 2004, certain executives and other personnel were granted nonstatutory stock options to purchase a combined total of 518,050 shares of the Company's stock at fair market value at the time of the grants.

Report on 2004 CEO Compensation
The chief executive officer's compensation is established based on the philosophy and policies enunciated above for all executive management. This includes cash compensation (base salary and annual cash incentive payouts) and long-term incentives (stock option awards). In calendar 2004, Mr. Kelly's base salary was increased 4.6 percent. Mr. Kelly's annual incentive paid in 2004 was based upon the annual incentive plan described above. Mr. Kelly was granted 120,000 non-statutory stock options in fiscal 2004 under the 1992 Stock Incentive Plan to further align his long-term interests with those of the Company's shareholders.

Tax Policy
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") disallows federal income tax deductions for compensation paid to the Chief Executive Officer and any of the other four highest compensated executives in excess of $1 million in any taxable year, subject to certain exceptions. One exception involves compensation paid pursuant to shareholder-approved compensation plans that are performance-based. Certain of the provisions in the Company's 1992 Stock Incentive Plan, as amended, are intended to cause grants of stock options under such plan to be eligible for this performance-based exception (so that compensation upon exercise of such options should be deductible under the Code). Payments of cash compensation to executives (and certain other benefits which could be awarded under the plan, such as restricted stock) are not at present eligible for this performance-based exception. The Committee has taken and intends to continue to take whatever actions are necessary to minimize, if not eliminate, the Company's non-deductible compensation expense, while maintaining, to the extent possible, the flexibility which the Committee believes to be an important element of the Company's executive compensation program. Compensation paid to the Chief Executive Officer and any of the other four highest compensated executives has not exceeded $1 million in any taxable year.

Compensation Committee:

W.J. Stallkamp, Chairman
R.J. Kavanaugh
J.D. Turner
November 15, 2004

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COMPARISON OF FIVE-YEAR CUMULATIVE RETURN *
AMONG MATTHEWS INTERNATIONAL CORPORATION,
S&P 500 INDEX AND S&P SMALLCAP 600 INDEX **

Year	Matthews	S&P 500 Index	S&P Small Cap Index
1999	100	100	100
2000	98	113	125
2001	148	83	112
2002	158	67	112
2003	179	83	142
2004	231	94	179

* Total return assumes dividend reinvestment
** Fiscal year ended September 30

Note:
Performance graph assumes $100 invested on October 1, 1999 in Matthews International Corporation Common Stock, Standard & Poor's (S&P) 500 Index and S&P SmallCap 600 Index. The results are not necessarily indicative of future performance.

Retirement Plans

The Company's domestic retirement plan is noncontributory and provides benefits based upon length of service and final average earnings. Generally, employees age 21 with one year of continuous service are eligible to participate in the retirement plan. The benefit formula is 3/4 of 1% of the first $550 of final average monthly earnings plus 1-1/4% of the excess times years of credited service (maximum 35 years). The plan is an insured, defined

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benefit plan and covered compensation is limited generally to base salary or wages. Benefits are not subject to any deduction or offset for Social Security.

In addition to benefits provided by the Company's retirement plan, the Company has a Supplemental Retirement Plan, which provides for supplemental pension benefits to executive officers of the Company designated by the Board of Directors. Upon normal retirement under this plan, such individuals who meet stipulated age and service requirements are entitled to receive monthly supplemental retirement payments which, when added to their pension under the Company's retirement plan and their maximum anticipated Social Security primary insurance amount, equal, in total, 1.85% of final average monthly earnings (including incentive compensation) times the individual's years of continuous service (subject to a maximum of 35 years). Upon early retirement under this plan, reduced benefits will be provided, depending upon age and years of service. Benefits under this plan do not vest until age 55 and the attainment of 15 years of continuous service. However, in order to recruit Mr. Kelly, the Company waived such minimum service requirement with respect to Mr. Kelly. No benefits will be payable under such supplemental plan following the voluntary employment termination or death of any such individual. The Supplemental Retirement Plan is unfunded; however, a provision has been made on the Company's books for the actuarially computed obligation.

The following table shows the total estimated annual retirement benefits payable at normal retirement under the above plans for the individuals named in the Summary Compensation Table at the specified executive remuneration and years of continuous service:

Covered		Years of Continuous Service
Remuneration	15	20	25	30	35

$ 150,000	$41,625	$55,500	$69,375	$83,250	$97,125
200,000	55,500	74,000	92,500	111,000	129,500
250,000	69,375	92,500	115,625	138,750	161,875
300,000	83,250	111,000	138,750	166,500	194,250
400,000	111,000	148,000	185,000	222,000	259,000
500,000	138,750	185,000	231,250	277,500	323,750
600,000	166,500	222,000	277,500	333,000	388,500
700,000	194,250	259,000	323,750	388,500	453,250
800,000	222,000	296,000	370,000	444,000	518,000
900,000	249,750	333,000	416,250	499,500	582,750
1,000,000	277,500	370,000	462,500	555,000	647,500

The table shows benefits at the normal retirement age of 65, before applicable reductions for social security benefits. The Employee Retirement Income Security Act of 1974 places limitations, which may vary from time to time, on pensions which may be paid under federal income tax qualified plans, and some of the amounts shown on the foregoing table may exceed the applicable limitation. Such limitations are not currently applicable to the Company's Supplemental Retirement Plan.

Estimated years of continuous service for each of the individuals named in the Summary Compensation Table, as of October 1, 2004 and rounded to the next higher year, are: Mr. Kelly, 10 years; Mr. DeCarlo, 20 years; Mr. Bartolacci, 8 years; Mr. Nicola, 12 years. Mr. Schwarz is not a participant in the Company’s principal U.S. retirement plans.

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AUDIT COMMITTEE MATTERS

Report of the Audit Committee

The Audit Committee of Matthews International Corporation is composed of three independent Directors. The Committee operates under a written charter adopted by the Company’s Board of Directors.

Management of the Company has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Audit Committee is responsible for reviewing the Company’s financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has discussed the consolidated financial statements with management and the independent registered public accounting firm. The Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, "Communication With Audit Committees" and SAS No. 90, "Audit Committee Communications."

The Company’s independent registered public accounting firm also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions With Audit Committees," and the Committee discussed with the independent registered public accounting firm that firm’s independence.

The Committee discussed with the Company's internal auditors and registered public accounting firm the overall scope and plan for their respective audits. The Committee meets with the internal auditors and independent registered public accounting firm to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

Based on the Committee’s discussions referred to above and the Committee’s review of the report of the independent registered public accounting firm on the consolidated financial statements of the Company for the year ended September 30, 2004, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2004 for filing with the Securities and Exchange Commission.

Audit Committee:

R.J. Kavanaugh, Chairman
J.P. O’Leary, Jr.
W.J. Stallkamp

December 9, 2004

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Relationship with Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP ("PwC") has been the independent registered public accounting firm performing the audits of the consolidated financial statements of the Company since 1983. PwC periodically changes the personnel assigned to the annual audit engagements. In addition to performing the audit of the Company's consolidated financial statements, PwC provided various other services during fiscal 2004 and 2003. The aggregate fees (including out-of-pocket expenses) billed for fiscal 2004 and 2003 for each of the following categories of services are set forth below:

	2004	2003

Audit fees (includes audits and reviews of the
Company’s fiscal 2004 and 2003 financial statements)	$391,479	$288,484

Audit-related fees (primarily acquisition related work and audits of the Company’s various employee benefit plans)	220,266	62,386

Tax fees	120,384	48,495

All other fees	-	-

All fees billed by PwC for significant audit, audit-related, tax and other services are generally approved in advance by the Audit Committee. Fees for the annual audit, including quarterly financial reviews, are approved by the Audit Committee upon appointment of the Company’s independent registered public accounting firm. Other fees are approved in advance on a specific project basis during the year. Examples of such projects include due diligence and tax assistance engagements. Where approval in advance by the Audit Committee is not practical due to time constraints, management provides a written description of the engagement to the Chairman of the Audit Committee and obtains the Chairman’s approval prior to proceeding with the engagement. Ratification of such fees by the full Audit Committee is obtained at the next scheduled Audit Committee meeting. The Company’s independent registered public accounting firm provides a fee summary to the Audit Committee at each of its regularly scheduled committee meetings. The summary includes, by individual project, total estimated fees, actual fees incurred to date and an estimate of fees to complete each project. The Audit Committee has also considered whether the provision of non-audit services by PwC is compatible with maintaining the independence of PwC.

CERTAIN TRANSACTIONS

In July 2004, the Company acquired substantially all of the assets of Cloverleaf Group, L.P. (“Cloverleaf”). Martin R. Beck and Ralph W. Murray were shareholders of Cloverleaf. The purchase price paid for the assets of Cloverleaf was approximately $34.0 million, which was paid by a combination of cash and the assumption of substantially all of the liabilities of Cloverleaf. In connection with the acquisition, the Company entered into employment agreements with Messrs. Beck and Murray. Each agreement has a three-year term at a base salary of not less than $250,000. If employment is terminated by the Company without cause prior to the expiration of the employment agreement, the employee is entitled to salary continuation during the remaining term of the agreement.

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Franz J. Schwarz, Managing Director-Graphics Europe, is a 30% owner of S+T Gesellschaft Fur Reprotechnik GmbH (“S+T GmbH”), a German graphics business in which the Company owns a 50% interest. Additionally, Mr. Schwarz’s son owns a 20% interest in S+T GmbH. During fiscal 2004, S+T GmbH paid dividends to Mr. Schwarz and his son of $1,309,929 and $873,286, respectively.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Based solely upon a review of Forms 3 and 4 and amendments thereto, if any, furnished to the Company during its most recent year and representations from reporting persons that no Forms 5 were required, Glenn R. Mahone, a Director, filed one Form 4 on August 13, 2004 reporting one transaction dated August 6, 2004, and Martin J. Beck, President and Chief Executive Officer of The Cloverleaf Group, Inc., and Ralph W. Murray, Chairman of the Board of Advisors of The Cloverleaf Group, Inc., each filed a Form 3 (reporting no beneficial ownership) on August 20, 2004 for an event occurring on July 19, 2004.

SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

Shareholders may make proposals for inclusion in the proxy statement and proxy form for the 2006 Annual Meeting of Shareholders. To be considered for inclusion, any such proposal should be written and mailed to the Secretary of the Company at the corporate office for receipt by September 16, 2005.

Section 2.09 of the By-laws of the Company requires that any shareholder intending to present a proposal for action at an Annual Meeting must give written notice of the proposal, containing the information specified in such Section 2.09, so that it is received by the Company not later than the notice deadline determined under such Section 2.09. This notice deadline will generally be 75 days prior to the anniversary of the Company's Annual Meeting for the previous year, or December 2, 2005 for the Company's Annual Meeting in 2006. Any shareholder proposal received by the Secretary of the Company after December 2, 2005 will be considered untimely under Rule 14a-4(c)(1) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

OTHER MATTERS

The cost of soliciting proxies in the accompanying form will be paid by the Company. Shareholder votes at the Annual Meeting will be tabulated by the Company's transfer agent, Computershare Investor Services LLC. A copy of the Company's Annual Report for 2004 has previously been mailed to each shareholder of record, or will be mailed with this Proxy Statement.

                 By Order of The Board of Directors

                 Steven F. Nicola
                 Corporate Secretary

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Exhibit A

MATTHEWS INTERNATIONAL CORPORATION

1994 DIRECTOR FEE PLAN,
as amended through November 16, 2004

SECTION 1
Purposes; Reservation of Shares

(a)     Purposes. The purposes of the 1994 Director Fee Plan, as amended through November 16, 2004 (the "Plan") are:

(1) to provide for each Director of Matthews International Corporation (the "Corporation") who is not also an employee of the Corporation or any of its Subsidiaries ("Director") the payment of retainer fees for future services to be performed by such Director ("Director Fees") as a member of the Board of Directors of the Corporation (the "Board") in cash or in shares of Class A Common Stock, par value $1.00 per share, of the Corporation ("Common Stock") and, in the case of payment to the Directors of the Director Fees in shares of Common Stock, to increase the identification of interests between such Directors and the shareholders of the Corporation;

(2) to provide current payment in cash (or if a Director shall elect to defer receipt, future payment in shares of Common Stock) to each Director for:

(a)	fees paid for attendance at meetings of the Board ("Board Meeting Fees");

(b)	fees paid to Directors for attendance at meetings of Committees of the Board ("Committee Meeting Fees");

(c)	annual retainer fees paid to the Chairperson of a Committee ("Committee Chairperson Retainer Fees"); and

(d)	fees paid to a Director for attendance at the annual shareholders' meeting of the Corporation ("Shareholders' Meeting Fees") (subsections (a)-(d) are collectively referred to herein as "Meeting Fees"); and

(3) to increase the identification of interests between the Directors and the shareholders of the Corporation by permitting the Nominating and Corporate Governance Committee of the Board (the “Committee”) to award restricted stock, nonstatutory stock options and/or stock

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appreciation rights to each Director on the fifteenth (15th) business day after the annual shareholders’ meeting of the Corporation.

For purposes of the Plan, the term "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Corporation, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(b)     Reservation of Shares. Except as otherwise provided in this Section 1(b), the aggregate number of shares of Common Stock which may be issued under the Plan or credited to Deferred Stock Compensation Accounts for subsequent issuance under the Plan is limited to 500,000 shares, subject to adjustment and substitution as set forth in Section 12 hereof. Shares issued under the Plan may be authorized but unissued shares or shares previously issued and thereafter acquired by the Corporation or partly each, as shall be determined from time to time by the Board. If any stock option or stock appreciation right granted under the Plan is cancelled by mutual consent, forfeited, or terminates or expires for any reason without having been exercised in full, or if any restricted shares awarded under the Plan are forfeited, the number of shares subject thereto, in the case of stock options or stock appreciation rights, or the number of shares forfeited, in the case of restricted shares, shall again be available for all purposes of the Plan. In addition to the number of shares of Common Stock authorized for issuance or crediting by the first sentence of this Section 1(b), the number of shares of Common Stock which are surrendered (or to which ownership has been certified) in full or partial payment to the Corporation of the option price of a stock option granted under the Plan shall be available for all purposes of the Plan.

SECTION 2
Eligibility

Any non-employee Director of the Corporation who is separately compensated in the form of Director Fees or Meeting Fees for services on the Board shall be eligible to participate in the Plan.

SECTION 3
Payment of Director Fees in Cash or Common Stock

(a)    Current Payment. Subject to the provisions of Section 3(b) hereof, on the fifteenth (15th) business day following the annual meeting of the shareholders of the Corporation (each such date of payment referred to as a "Payment Date"), each Director as of that date shall receive payment of Director Fees by:

(i) the payment to the Director of cash of thirty thousand dollars ($30,000) (eighteen thousand dollars ($18,000) for Payment Dates before January 1, 2005) (or such other amount determined by the Board or by any committee of the Board which the Board authorizes to determine such amount) (the “Retainer Fee Amount”); or

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(ii) the issuance to the Director of a number of whole shares of Common Stock equal to the Retainer Fee Amount divided by the Fair Market Value of one share of the Common Stock, as defined in Section 15 hereof, on such Payment Date (rounded upward to the next whole share).

The Committee shall determine by November 30 of each year whether Director Fees will be paid in cash or in shares of Common Stock to the Directors in the following calendar year. Unless the Committee otherwise determines and communicates such determination to the Directors by November 30 of the year immediately preceding the year of payment, the Directors Fees shall be paid in shares of Common Stock. Notwithstanding the foregoing, if the Director Fees are to be paid in cash, a Director may elect to receive payment of the Director Fees in shares and shall receive a number of shares of Common Stock equal to the Retainer Fee Amount divided by the Fair Market Value of one share of the Common Stock, as defined in Section 15 hereof, on the Payment Date (rounded upward to the next whole share) (a “Current Stock Election”). Such election shall be made by filing a Notice of Election with the Secretary of the Corporation in the form prescribed by the Corporation.

(b)    Stock Deferral Election. Regardless of whether Director Fees are to be paid in either cash or shares of Common Stock, each Director may elect to defer the receipt of Director Fees in shares of Common Stock for a calendar year (a "Stock Deferral Election") by filing a Notice of Election with the Secretary of the Corporation in the form prescribed by the Corporation.

(c)     Election Procedures. Both a Current Stock Election and a Stock Deferral Election (collectively, “Director Fee Elections”) shall be effective on January 1 of the year following the date on which the Notice of Election is filed. Director Fee Elections shall be effective on the date on which the Notice of Election is filed with respect to Director Fees payable after the time of a person's initial election to the office of Director, or any subsequent re-election if immediately prior thereto such person was not serving as a Director, provided the Director files such Notice of Election within ten (10) business days subsequent to being elected or re-elected as a Director. Director Fee Elections shall apply to all Director Fees otherwise payable while such Director Fee Election is effective. Each Director may terminate a Current Stock Election and receive current payment of Director Fees in cash (where the Committee has elected to pay Director Fees in cash) and may terminate a Stock Deferral Election and receive current shares of Common Stock or cash (where the Committee has elected to pay Director Fees in cash) by filing a Notice of Termination with the Secretary of the Corporation in the form prescribed by the Corporation, which shall be effective on January 1 of the year following the date on which a Notice of Termination is filed. A Director Fee Election shall continue in effect until the effective date of any Notice of Termination. Director Fee Elections may be made by a Director even if such Director has not made a Meeting Fee Deferral Election (as defined below).

(d)    Share Certificates. As of the date on which the Director Fees are payable in shares of Common Stock pursuant to Section 3(a) hereof or, if a Stock Deferral Election was made, Sections 5 and 6 hereof, the Corporation shall issue share certificates to the Director for the shares of Common Stock received under the Plan and the Director shall be a shareholder of the Corporation with respect to any such shares.

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SECTION 4
Payment of Meeting Fees

(a)    Current Cash Payment. Subject to the provisions of Sections 4(b) and 4(c) hereof, effective on and after the date of the 2005 annual meeting of the shareholders of the Corporation (the “2005 Annual Meeting Date”), each Director shall receive payment of Meeting Fees in cash in the following amounts (or such other amounts determined by the Board or by any committee of the Board which the Board authorizes to determine such amounts):

Board Meeting Fees:	$1,500 for attendance at each meeting
Committee Meeting Fees:	$1,000 for attendance at each meeting
Committee Chairperson Retainer Fees:	$2,000 (or $3,500 in the case of the Audit Committee Chairperson) for a year of service as a Committee Chairperson
Shareholders' Meeting Fees:	$1,500 for attendance at each meeting

(The amount and payment of Meeting Fees for meetings prior to the 2005 Annual Meeting Date shall be governed by the provisions of this Section 4(a) as in effect prior to the amendment of this Plan in November, 2004.) Except as set forth in Sections 4(b) and 4(c) hereof, each Director shall receive payment of Meeting Fees (other than Committee Chairperson Retainer Fees) within ten (10) business days following the meeting with respect to which such fees are payable. Except as set forth in Sections 4(b) and 4(c) hereof, each Committee Chairperson shall receive payment of Committee Chairperson Retainer Fees on the fifteenth (15th) business day following the person’s annual election or re-election to such position. The amount and time of payment of Meeting Fees may be changed from time to time by the Board in its sole discretion.

(b)    Deferred Payment of Meeting Fees. Each Director may elect to receive all Meeting Fees for a calendar year in shares of Common Stock rather than cash, as set forth in Section 4(c) hereof, provided the Director elects to defer the receipt of such shares of Common Stock (a "Meeting Fee Deferral Election"). A Meeting Fee Deferral Election may be made only by filing a Notice of Election with the Secretary of the Corporation in the form prescribed by the Corporation, and shall be effective for meetings, and, if applicable, Committee Chairperson Retainer Fees payable, on and after January 1 of the year following the date on which the Notice of Election is filed; provided, however, that (i) a Meeting Fee Deferral Election made by a Notice of Election filed on or before the close of business on May 14, 1999 shall be effective with regard to meetings on or after May 15, 1999, and (ii) a Meeting Fee Deferral Election shall be effective on the date on which the Notice of Election is filed with respect to meetings and, if applicable, Committee Chairperson Retainer Fees payable after the time of a person's initial election, or any subsequent re-election, to the office of Director if (A) immediately prior thereto such person was not serving as a Director, and (B) such Notice of Election is filed within ten (10) business days subsequent to such person being elected or re-elected as a Director. A Meeting Fee Deferral Election shall apply to all Meeting Fees which would otherwise be payable for meetings held while such Meeting Fee Deferral Election is effective. A Director may terminate a Meeting Fee Deferral Election only by filing a Notice of Termination with the Secretary of the Corporation in the form prescribed by the Corporation, which Notice of Termination shall be effective for meetings and, if applicable, Committee Chairperson Retainer Fees payable on and after January 1 of the year following the date on which a Notice of Termination is filed. A Meeting Fee Deferral Election shall continue in effect until the effective date of any Notice of Termination, after which the Meeting Fees shall be payable in accordance with Section 4(a) hereof. A Meeting Fee Deferral Election may be made by a Director even if such Director has not made a Current Stock Election or a Stock Deferral Election. A Meeting Fee Deferral Election shall apply to all but not less than all Meeting Fees.

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(c)    Deferred Meeting Fees Credited in Shares of Common Stock. Each Director who has made a Meeting Fee Deferral Election effective for Meeting Fees otherwise payable in cash for a calendar year shall receive a credit to a Deferred Stock Compensation Account (as defined in Section 5(a) hereof) in the name of such Director on the first Payment Date following such calendar year. Such credit shall be a number of shares of Common Stock (including fractional shares to at least two decimal places) equal to (i) the aggregate amount of all Meeting Fees subject to such Meeting Fee Deferral Election otherwise payable during such calendar year to such Director in cash under Section 4(a) hereof if no Meeting Fee Deferral Election had been made, divided by (ii) the Fair Market Value of one share of the Common Stock, as defined in Section 15 hereof, on such Payment Date. No interest or other amount shall be paid or credited to a Director notwithstanding that Meeting Fees which otherwise would have been payable under Section 4(a) hereof in cash are not reflected as a credit to such Deferred Stock Compensation Account until the Payment Date.

(d)    Share Certificates. If a Meeting Fee Deferral Election was made, then as of the date on which the Meeting Fees are payable in shares of Common Stock pursuant to Sections 5 and 6 hereof, the Corporation shall issue share certificates to the Director for the shares of Common Stock received under the Plan and the Director shall be a shareholder of the Corporation with respect to any such shares.

SECTION 5
Deferred Stock Compensation Account

(a)    General. The amount of any Director Fees or Meeting Fees deferred in accordance with a Stock Deferral Election or a Meeting Fee Deferral Election shall be credited to a deferred stock compensation account maintained by the Corporation in the name of the Director (a "Deferred Stock Compensation Account"). A separate Deferred Stock Compensation Account shall be maintained for each amount of deferred Director Fees or Meeting Fees for which a Director has elected a different number of payment installments or as otherwise determined by the Committee. On each Payment Date that a Stock Deferral Election is effective for a Director or on which a credit to a Deferred Stock Compensation Account is to be made under Section 4(c) hereof pursuant to a Meeting Fee Deferral Election, the Director's Deferred Stock Compensation Account(s) shall be credited on the Payment Date with the number of shares of Common Stock (including fractional shares to at least two decimal places) which (i) otherwise would have been payable to the

33

Director under Section 3(a) hereof on such Payment Date if the Director Fees had been payable to the Director in shares of Common Stock, whether the Director Fees were payable in cash or in shares of Common Stock, and/or (ii) are to be so credited in accordance with Section 4(c) hereof. If a dividend or distribution is paid on the Common Stock in cash or property other than Common Stock, on the date of payment of the dividend or distribution to holders of the Common Stock, each Deferred Stock Compensation Account shall be credited with a number of shares of Common Stock (including fractional shares) equal to the number of shares of Common Stock that had been credited to such Account on the date fixed for determining the shareholders entitled to receive such dividend or distribution multiplied by the amount of the dividend or distribution paid per share of Common Stock divided by the Fair Market Value of one share of the Common Stock, as defined in Section 15 hereof, on the date on which the dividend or distribution is paid. If the dividend or distribution is paid in property other than Common Stock, the amount of the dividend or distribution shall equal the fair market value of the property on the date on which the dividend or distribution is paid. Except as provided in Section 12 hereof, the immediately preceding two sentences shall not apply to dividends or distributions paid on the Common Stock in cash or property other than Common Stock on or after March 14, 1997 with respect to Directors on such date or Directors elected thereafter. Such dividends or distributions shall neither be credited to the Director's Deferred Stock Compensation Account nor paid to the Director. The Deferred Stock Compensation Account of a Director shall be charged on the date of distribution with any distribution of shares of Common Stock made to the Director from such Account pursuant to Section 5(b) hereof.

(b)    Manner of Payment. The balance of a Director's Deferred Stock Compensation Account will be paid in shares of Common Stock to the Director or, in the event of the Director's death, to the Director's Beneficiary as defined in Section 5(c) hereof. A Director may elect at the time of filing the Notice of Election for a Stock Deferral Election or a Meeting Fee Deferral Election to receive payment of the shares of Common Stock credited to the Director's Deferred Stock Compensation Account in annual installments rather than a lump sum, provided that (i) the payment period for installment payments shall not exceed ten (10) years following the Payment Commencement Date as described in Section 6 hereof and (ii) payment shall not be made in installments but rather in a lump sum if the Director made a Section 13 Event Election, as defined below, and Section 6(c) hereof applies. The number of shares of Common Stock distributed in each installment shall be determined by multiplying (i) the number of shares of Common Stock in the Deferred Stock Compensation Account on the date of payment of such installment, by (ii) a fraction, the numerator of which is one and the denominator of which is the number of remaining unpaid installments, and by rounding such result down to the nearest whole number of shares. The balance of the number of shares of Common Stock in the Deferred Stock Compensation Account shall be appropriately reduced in accordance with Section 5(a) hereof to reflect the installment payments made hereunder. Shares of Common Stock remaining in a Deferred Stock Compensation Account pending distribution pursuant to this Section 5(b) shall be subject to adjustment pursuant to Section 12 hereof and, for former Directors who are not Directors on March 14, 1997 but were Directors prior to that date, shall continue to be credited with respect to dividends or distributions paid on the Common Stock pursuant to Section 5(a) hereof. If a lump sum payment or the final installment payment hereunder would result in the issuance of a fractional share of Common Stock, such fractional share shall not be issued and cash in lieu of such fractional share shall be paid to the Director based on the Fair Market Value of a share of Common Stock, as defined in Section 15 hereof, on the date immediately preceding the date

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of such payment. The Corporation shall issue share certificates to the Director, or the Director's Beneficiary, for the shares of Common Stock distributed hereunder. As of the date on which the Director is entitled to receive payment of shares of Common Stock pursuant to this Section 5(b) hereof, a Director or the Director's Beneficiary shall be a shareholder of the Corporation with respect to such shares.

(c)     Director’s Beneficiary. The Director’s Beneficiary means any beneficiary or beneficiaries (who may be named contingently or successively) named by a Director under the Plan to whom any benefit under the Plan is to be paid in the case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Director, shall be in a form prescribed by the Committee, and will be effective only when filed by the Director in writing with the Secretary of the Corporation during the Director’s lifetime. In the absence of such a designation, Director’s Beneficiary means the person designated by the Director in the Director's Will, or, if the Director fails to make a testamentary disposition of the shares or dies intestate, to the person entitled to receive the shares pursuant to the laws of descent and distribution of the state of domicile of the Director at the time of death.

SECTION 6
Payment Commencement Date

(a)     General. Except as otherwise provided in Sections 6(b) and 6(c) hereof, payment of shares in a Deferred Stock Compensation Account shall commence on April 1 (or if April 1 is not a business day, on the immediately preceding business day) of the calendar year following the calendar year in which the Director ceases to be a member of the Board for any reason, including by reason of death or disability. If, in the case of a Meeting Fee Deferral Election, the first amount credited to a particular Deferred Stock Compensation Account with respect to such Director is credited after such April 1 or any amount is credited to such a Deferred Stock Compensation Account after a lump sum payment has been made pursuant to this Section 6(a) from such Deferred Stock Compensation Account, payment of shares credited to such Deferred Stock Compensation Account shall commence on the April 1 (or if April 1 is not a business day, on the immediately preceding business day) following the date on which the shares are so credited.

(b)     Delay in Payment. Notwithstanding Section 6(a) hereof and except as otherwise provided in Section 6(c) hereof, a Director may irrevocably elect, by filing a Notice of Election with the Secretary of the Corporation in the form prescribed by the Corporation, to commence payment on a date later than the date specified in Section 6(a) hereof provided that:

(i)	Such election must be made at least twelve (12) months prior to the date on which payments otherwise would have commenced pursuant to Section 6(a) hereof; and

(ii)	The payment commencement date specified in such election under this Section 6(b) must be not less than five (5) years from the date on which payments otherwise would have commenced pursuant to Section 6(a) hereof.

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The provisions of this Section 6(b) are intended to comply with Section 409A(4)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor section, and shall be interpreted consistently therewith.

(c)  Section 13 Event. Notwithstanding Sections 6(a) and 6(b) hereof, effective for Director Fees and Meeting Fees payable (but for any deferral elections) on and after January 1 of the year following the date on which the Notice of Election is filed (and on and after January 1, 2005), a Director may irrevocably elect, by filing a Notice of Election with the Secretary of the Corporation in a form prescribed by the Corporation, to receive payment of all shares of Common Stock credited to the Director’s Deferred Stock Compensation Account with respect to such Director Fees and Meeting Fees, upon the earlier of when payment would be made pursuant to Sections 6(a) or 6(b) hereof or in a lump sum immediately following the occurrence of any Section 13 Event, as defined below (a “Section 13 Event Election”), provided, however, that such Section 13 Event Election shall be effective if and only if (i) such Section 13 Event constitutes a change in the ownership or effective control of the Corporation or in the ownership of a substantial portion of the assets of the Corporation under Section 409A of the Code or any successor section and (ii) payment at the time of such Section 13 Event otherwise satisfies all requirements of Section 409A of the Code or any successor section. If such requirements are not satisfied with respect to such Section 13 Event, such Section 13 Event Election shall be void and without effect as to such Section 13 Event and payment of shares then credited to the Director’s Deferred Stock Compensation Account shall be made in accordance with Sections 6(a) or 6(b) hereof (or, if this Section 6(c) later becomes applicable, upon another Section 13 Event). A Section 13 Event Election shall be effective on the date on which it is filed with respect to Director Fees and Meeting Fees payable (but for any deferral elections) after the time of a person’s initial election to the office of Director, or any subsequent re-election if immediately prior thereto such person was not serving as a Director, provided the Director files such Section 13 Event Election within ten (10) business days subsequent to being elected or re-elected as a Director. A Director may terminate a Section 13 Event Election only by filing a Notice of Termination of Section 13 Event Election with the Secretary of the Corporation in the form prescribed by the Corporation, which shall be effective for Director Fees and Meeting Fees payable (but for any deferral elections) on and after January 1 of the year following the date on which such Notice of Termination of Section 13 Event Election is filed. If payments from a Director’s Deferred Stock Compensation Account have previously commenced at the time of a Section 13 Event which results in a permissible lump sum payment pursuant to this Section 6(c), for purposes of applying this Section 6(c) shares previously paid from the Director’s Deferred Stock Compensation Account shall be deemed to be from Director Fees and Meeting Fees not subject to a Section 13 Event Election, to the extent thereof.

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SECTION 7
Non-Alienability of Benefits

Neither the Director nor the Director's Beneficiary shall have the right to, directly or indirectly, alienate, assign, transfer, pledge, anticipate or encumber (except by reason of death) any amounts or shares of Common Stock that are or may be payable hereunder nor shall any such amounts or shares be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors of the Director or the Director's Beneficiary or to

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the debts, contracts, liabilities, engagements, or torts of any Director or Director's Beneficiary, or transfer by operation of law in the event of bankruptcy or insolvency of the Director or the Director's Beneficiary, or any legal process.

SECTION 8
Nature of Deferred Stock Compensation Accounts

Any Deferred Stock Compensation Account shall be established and maintained only on the books and records of the Corporation. No assets or funds of the Corporation, a Subsidiary or the Plan shall be removed from the claims of the Corporation's or a Subsidiary's general or judgment creditors or otherwise made available, and no shares of Common Stock of the Corporation to be issued pursuant to a Deferred Stock Compensation Account shall be issued or outstanding, until such amounts and shares are actually payable to a Director or a Director's Beneficiary as provided herein. The Plan constitutes a mere promise by the Corporation to make payments in the future. Each Director and Director's Beneficiary shall have the status of, and their rights to receive a payment of shares of Common Stock under the Plan shall be no greater than the rights of, general unsecured creditors of the Corporation. No person shall be entitled to any voting rights with respect to shares credited to a Deferred Stock Compensation Account and not yet payable to a Director or the Director's Beneficiary. The Corporation shall not be obligated under any circumstances to fund any financial obligations under the Plan and the Plan is intended to constitute an unfunded plan for tax purposes. However, the Corporation may, in its discretion, set aside funds in a trust or other vehicle, subject to the claims of its creditors, in order to assist it in meeting its obligations under the Plan, if:

(a) such arrangement will not cause the Plan to be considered a funded deferred compensation plan under the Code;

(b) any trust created by the Corporation, and any assets held by such trust to assist the Corporation in meeting its obligations under the Plan, will conform to the terms of the model trust, as described in Rev. Proc. 92-64, 1992-2 C.B. 422 or any successor; and

(c) such set aside of funds is not described in Section 409A(b) of the Code, or any successor provision.

SECTION 9
Grant of Stock Options and Stock Appreciation Rights
and Award of Restricted Shares

The Committee shall have authority, in its discretion, (a) to grant “nonstatutory stock options” (i.e., stock options which do not qualify under Sections 422 and 423 of the Code), (b) to grant stock appreciation rights, and (c) to award restricted shares. All grants and awards pursuant to this Section 9 shall be made on or to be effective on a Payment

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 Date. On or as of each Payment Date, the Committee shall grant or award to each Director on such Payment Date nonstatutory stock options, stock appreciation rights and/or restricted shares with a total value of forty thousand dollars ($40,000) (or such other amount determined by the Board or by any committee of the Board which the Board authorizes to determine such amount). The Committee shall determine in its discretion the portion of each grant and/or award to be comprised of nonstatutory stock options, stock appreciation rights and restricted shares and the value of each.

SECTION 10
Terms and Conditions of
Stock Options and Stock Appreciation Rights

Stock options and stock appreciation rights granted under the Plan shall be subject to the following terms and conditions:

(A)	The purchase price at which each stock option may be exercised (the “option price”) and the base price at which each stock appreciation right may be granted (the “Base Price”) shall be such price as the Committee, in its discretion, shall determine but shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Common Stock covered by the stock option or stock appreciation right on the date of grant. For purposes of this Section 10, the Fair Market Value of the Common Stock shall be determined as provided in Section 15 hereof.

(B)	The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order), which may include cash forwarded through a broker or other agent-sponsored exercise or financing program; provided, however, that in lieu of such cash the person exercising the stock option may if authorized by the Committee pay the option price in whole or in part by delivering to the Corporation shares of the Common Stock having a Fair Market Value on the date of exercise of the stock option, determined as provided in Section 15 hereof, equal to the option price for the shares being purchased; except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock which have been held for less than one year may be delivered in payment of the option price of a stock option. If the person exercising a stock option participates in a broker or other agent-sponsored exercise or financing program, the Corporation will cooperate with all reasonable procedures of the broker or other agent to permit participation by the person exercising the stock option in the exercise or financing program. Notwithstanding any procedure of the broker or other agent-sponsored exercise or financing program, if the option price is paid in cash, the exercise of the stock option shall not be deemed to occur and no shares of the Common Stock will be issued until the Corporation has received full payment in cash (including check, bank draft or money order) for the option price from the broker or other agent. The date of exercise of a stock option shall bedetermined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised.

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(C)	Upon the exercise of stock appreciation rights the Corporation shall pay to the person exercising the stock appreciation rights a number of shares of the Common Stock with a Fair Market Value, as defined in Section 15 hereof, equal to the difference between the aggregate Fair Market Value, as defined in Section 15 hereof, of the Common Stock on the date of exercise of the stock appreciation rights and the aggregate Base Prices for the stock appreciation rights which are exercised (the “Spread”) (rounded down to the next whole number of shares). No fractional shares of the Common Stock shall be issued nor shall cash in lieu of a fraction of a share of Common Stock be paid. Notwithstanding the foregoing, at the discretion of the Committee, the Corporation may pay to the person exercising the stock appreciation rights an amount of cash, rather than shares of the Common Stock, equal to the Spread if and only if the payment of cash upon exercise of the stock appreciation rights would not cause the stock appreciation rights to provide for a deferral of compensation within the meaning of Section 409A of the Code. The date of exercise of a stock appreciation right shall be determined under procedures established by the Committee.

(D)	Unless the Committee, in its discretion, shall otherwise determine and subject to the terms of Sections 10(F) and 10(G) hereof, stock options and stock appreciation rights shall be exercisable by a Director commencing on the second anniversary of the date of grant. Subject to the terms of Sections 10(F) and 10(G) hereof providing for earlier termination of a stock option or stock appreciation right, no stock option or stock appreciation right shall be exercisable after the expiration of ten years from the date of grant. Unless the Committee, in its discretion, shall otherwise determine, a stock option or stock appreciation right to the extent exercisable at any time may be exercised in whole or in part.

(E)	Unless the Committee, in its discretion, shall otherwise determine:

(i) no stock option or stock appreciation right shall be transferable or assignable by the grantee otherwise than:

(a) by Will; or

(b)	if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death; or

(c) to the trustee of a trust that is revocable by the grantee alone, both at the time of the transfer or assignment and at all times thereafter prior to such grantee’s death; and

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(ii) all stock options and stock appreciation rights shall be exercisable during the lifetime of the grantee only by the grantee or by the trustee of a trust described in Section 10(E)(i)(c) hereof.

A transfer or assignment of a stock option or a stock appreciation right by a trustee of a trust described in Section 10(E)(i)(c) to any person other than the grantee shall be permitted only to the extent approved in advance by the Committee in writing, in its discretion. Stock options or stock appreciation rights held by such trustee also shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable agreement with the grantee as if such trustee were a party to such agreement as the grantee. In the event the grantee ceases to be a Director of the Corporation, the provisions set forth in the Plan and in the applicable agreement with the grantee shall continue to be applicable to the stock option or stock appreciation right and shall limit the ability of such trustee to exercise any such transferred stock options or stock appreciation rights to the same extent they would have limited the grantee. The Corporation shall not have any obligation to notify such trustee of any termination of a stock option or stock appreciation right due to the termination of service of the grantee as a Director of the Corporation.

(F)	Unless the Committee, in its discretion, shall otherwise determine, if a grantee ceases to be a Director of the Corporation, any outstanding stock options and stock appreciation rights held by the grantee shall vest and be exercisable and shall terminate, according to the following provisions:

(i) Notwithstanding Section 10(D) hereof, if a grantee ceases to be a Director of the Corporation for any reason other than those set forth in Section 10(F)(ii) or (iii) hereof, any then outstanding stock option and stock appreciation right held by such grantee (whether or not vested and exercisable by the grantee immediately prior to such time) shall vest and be exercisable by the grantee (or, in the event of the grantee’s death, by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or stock appreciation right or shall die intestate, by the legal representative of the grantee (the “Grantee’s Heir or Representative”)), at any time prior to the second anniversary of the date on which the grantee ceases to be a Director of the Corporation or the expiration date of the stock option or stock appreciation right, whichever is the shorter period;

(ii) Unless the exercise period of a stock option or stock appreciation right following termination of service as Director has been extended as provided in Section 13(c) hereof, if during his or her term of office as a non-employee Director a grantee is removed from office for cause or resigns without the consent of the Board, any then outstanding stock

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option and stock appreciation right held by such grantee shall terminate as of the close of business on the last day on which the grantee is a Director of the Corporation; and

(iii) Notwithstanding Section 10(D) hereof, following the death of a grantee during service as a Director of the Corporation, or upon the disability of a Director which requires his or her termination as a Director of the Corporation, any outstanding stock option and stock appreciation right held by the grantee at the time of death or termination as a Director due to disability (whether or not vested and exercisable by the grantee immediately prior to such time) shall vest and be exercisable, in the case of death of the grantee, by the Grantee’s Heir or Representative, or, in the case of disability of the grantee, by the grantee at any time prior to the second anniversary of the date on which the grantee ceases to be a Director of the Corporation or the expiration date of the stock option or stock appreciation right, whichever is the shorter period.

Whether a resignation of a Director is with or without the consent of the Board and whether a grantee is disabled shall be determined in each case, in its discretion, by the Committee and such determination by the Committee shall be final and binding.

(G)	If a grantee of a stock option or stock appreciation right engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after service as a Director of the Corporation) which is in competition with the Corporation or any of its Subsidiaries, or solicits any of the Corporation’s customers or employees other than for the benefit of the Corporation, the Committee may immediately terminate all outstanding stock options and stock appreciation rights held by the grantee; provided, however, that this sentence shall not apply if the exercise period of a stock option or stock appreciation right following termination of service as a Director of the Corporation has been extended as provided in Section 13(c) hereof. Whether a grantee has engaged in the operation or management of a business which is in competition with the Corporation or any of its Subsidiaries, or solicits any of the Corporation’s customers or employees other than for the benefit of the Corporation, shall be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

(H)	All stock options and stock appreciation rights shall be confirmed by a written agreement or an amendment thereto in a form prescribed by the Committee, in its discretion. Each agreement or amendment thereto shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee. The provisions of such agreements need not be identical

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(I)	In the event of a Section 13 Event (as defined in Section 13 hereof) in which the Corporation’s stockholders receive consideration in exchange for their shares of Common Stock, the Committee shall have the authority to require any outstanding stock option and stock appreciation right to be surrendered for cancellation by the holder thereof in exchange for a cash payment equal to the difference between the Fair Market Value, as defined in Section 15 hereof, of the shares of Common Stock subject to the stock option or stock appreciation rights on the date of the Section 13 Event and their option prices and Base Prices, respectively, provided, however, that this Section 10(I) shall not apply to the extent its application would cause the stock options or stock appreciation rights to provide for a deferral of compensation within the meaning of Section 409A of the Code.

Subject to the foregoing provisions of this Section 10 and the other provisions of the Plan, any stock option or stock appreciation right granted under the Plan may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 10(H) hereof or an amendment thereto.

SECTION 11
Terms and Conditions of Restricted Share Awards

(a)    Restricted Share Awards. Restricted share awards shall be evidenced by a written agreement in a form prescribed by the Committee, in its discretion, which shall set forth the number of shares of the Common Stock awarded, the restrictions imposed thereon (including, without limitation, restrictions on the right of the awardee to sell, assign, transfer or encumber such shares while such shares are subject to the other restrictions imposed under this Section 11), the duration of such restrictions, events (which may, in the discretion of the Committee, include performance-based events) the occurrence of which would cause a forfeiture of the restricted shares and such other terms and conditions as the Committee in its discretion deems appropriate. Restricted share awards shall be effective only upon execution of the applicable restricted share agreement on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President, and by the awardee. The provisions of such agreements need not be identical.

(b)    Transfers to Trusts. Neither this Section 11 nor any other provision of the Plan shall preclude an awardee from transferring or assigning restricted shares to (i) the trustee of a trust that is revocable by such awardee alone, both at the time of the transfer or assignment and at all times thereafter prior to such awardee’s death or (ii) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of restricted shares from such trustee to any person other than such awardee shall be permitted only to the extent approved in advance by the Committee in writing, and restricted shares held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable agreement as if such trustee were a party to such agreement.

(c)    Default Vesting Restrictions. Unless otherwise determined by the Committee, restricted shares awarded to a Director shall be forfeited if the awardee terminates as a Director of the Corporation within two (2)

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 years following the grant of such restricted shares due to the voluntary resignation of the Director without the consent of the Board or the removal of the Director with cause. Any restricted shares which have not previously vested shall vest and the restrictions related to service as a Director shall lapse upon the death of a Director or the disability of a Director which requires his or her termination as a Director of the Corporation.

(d)     Share Certificates; Dividends. Following a restricted share award and prior to the lapse or termination of the applicable restrictions, the share certificates representing the restricted shares shall be held by the Corporation in escrow together with related stock powers in blank signed by the awardee. Except as provided in Section 12 hereof, the Committee, in its discretion, may determine that dividends and other distributions on the shares held in escrow shall not be paid to the awardee until the lapse or termination of the applicable restrictions. Unless otherwise provided, in its discretion, by the Committee, any such dividends or other distributions shall not bear interest. Upon the lapse or termination of the applicable restrictions (and not before such time), the share certificates representing the restricted shares and unpaid dividends, if any, shall be delivered to the awardee. From the date a restricted share award is effective, the awardee shall be a shareholder with respect to all of the shares represented by the share certificates for the restricted shares and shall have all the rights of a shareholder with respect to the restricted shares, including the right to vote the restricted shares and to receive all dividends, and other distributions paid with respect to the restricted shares, subject only to the preceding provisions of this Section 11(d) and the other restrictions imposed by the Committee

(e)      Competition. If an awardee of restricted shares engages in the operation of management of a business (whether as owner, partner, officer, director, employee or otherwise) which is in competition with the Corporation or any of its Subsidiaries or solicits any of the Corporation’s customers or employees other than for the benefit of the Corporation, the Committee may immediately declare forfeited all restricted shares held by the awardee as to which the restrictions have not yet lapsed. Whether an awardee has engaged in the operation or management of a business which is in competition with the Corporation or any of its Subsidiaries or has solicited any of the Corporation’s customers or employees other than for the benefit of Corporation, shall also be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

SECTION 12
Adjustment and Substitution of Shares

(a)     Dividends or Distributions in Common Stock. If a dividend or other distribution payable in shares of Common Stock shall be declared upon the Common Stock, the number of shares of Common Stock (i) credited to any Deferred Stock Compensation Account, (ii) then subject to any outstanding stock options and stock appreciation rights and (iii) which may be issued or credited under Section 1 hereof, on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution, shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on such date. Shares of Common Stock so distributed with respect to any restricted shares held in escrow shall also be held by the Corporation in

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escrow and shall be subject to the same restrictions as are applicable to the restricted shares on which they were distributed.

(b)     Exchanges. If the outstanding shares of the Common Stock shall, in whole or in part, be changed into or exchangeable for a different number, or different kind(s) or class(es) of shares of stock or other securities of the Corporation or another corporation, or cash or other property, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger, consolidation or otherwise, then (i) there shall be substituted for each share of the Common Stock credited to any Deferred Stock Compensation Account, subject to any then outstanding stock option and stock appreciation right, and which may be issued or credited under Section 1 hereof, the number and kind of shares of stock or other securities or the cash or property into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable, and (ii) the Board shall adopt such amendments to the Plan as it deems necessary or desirable to carry out the purposes of the Plan, including without limitation the continuing deferral of any shares, securities, cash or other property then credited to any Deferred Stock Compensation Accounts. Unless otherwise determined by the Committee, in its discretion, any such stock or securities, as well as any cash or other property, into or for which any restricted shares held in escrow shall be changed or exchangeable in any such transaction, shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was issued or distributed.

(c)     Option Price and Base Price. In case of any adjustment or substitution as provided for in this Section 12, the aggregate option price and Base Price for all shares subject to each then outstanding stock option and stock appreciation right, respectively, prior to such adjustment and substitution shall be the aggregate option price and Base Price, respectively, for all shares of stock or other securities (including any fraction) to which such shares have been adjusted or which shall have been substituted for such shares. Any new option price or Base Price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

(d)     Other Events. If the outstanding shares of Common Stock shall be changed in value by reason of any spin-off, split-off, or dividend in partial liquidation, dividend in property other than cash or extraordinary distribution to holders of the Common Stock, (i) the Committee shall make any adjustments to the number of shares of Common Stock credited to any Deferred Stock Compensation Account, and any outstanding stock option or stock appreciation right, which it determines are equitably required to prevent dilution or enlargement of the rights of grantees or the value of those shares of Common Stock credited to such Deferred Stock Compensation Account which would otherwise result from any such transaction, and (ii) unless otherwise determined by the Committee, in its discretion, any stock, securities, cash or other property distributed with respect to any restricted shares held in escrow or for which any restricted shares held in escrow shall be exchanged in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was distributed or exchanged.

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(e)     Fractional Shares. No adjustment or substitution provided for in this Section 12 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of restricted shares held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional shares created by an adjustment or substitution of shares, except that, unless otherwise determined by the Committee, in its discretion, any cash or other property paid in lieu of a fractional share shall be subject to restrictions similar to those applicable to the restricted shares exchanged therefor.

(f)     Limited Rights. Except as provided in this Section 12, a Director shall have no rights by reason of any issue by the Corporation of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

SECTION 13
Additional Rights in Certain Events

(a)  Definitions. For purposes of this Section 13, the following terms shall have the following meaning:

(1)	The term “Person” shall be used as that term is used in Sections 13(d) and 14(d) of the 1934 Act.

(2)	“Beneficial Ownership” shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of the Plan.

(3)	“Voting Shares” shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than the Common Stock to elect directors by a separate class vote); and a specified percentage of “Voting Power” of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the Common Stock to elect Directors by a separate class vote).

(4)	“Tender Offer” shall mean a tender offer or exchange offer to acquire securities of the Corporation (other than such an offer made by the Corporation or any Subsidiary), whether or not such offer is approved or opposed by the Board.

(5)	“Section 13 Event” shall mean the date upon which any of the following events occurs:

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(i)	The Corporation acquires actual knowledge that any Person other than the Corporation, a Subsidiary or any employee benefit plan(s) sponsored by the Corporation has acquired the Beneficial Ownership, directly or indirectly, of securities of the Corporation entitling such Person to 15% or more of the Voting Power of the Corporation;

(ii)	(a) A Tender Offer is made to acquire securities of the Corporation entitling the holders thereof to 20% or more of the Voting Power of the Corporation; or (b) Voting Shares are first purchased pursuant to any other Tender Offer;

(iii)	At any time less than 60% of the members of the Board shall be individuals who were either (a) directors on the effective date of the Plan or (b) individuals whose election, or nomination for election, was approved by a vote (including a vote approving a merger or other agreement providing the membership of such individuals on the Board) of at least two-thirds of the directors then still in office who were directors on the effective date of the Plan or who were so approved;

(iv)	The shareholders of the Corporation shall approve an agreement or plan providing for the Corporation to be merged, consolidated or otherwise combined with, or for all or substantially all its assets or stock to be acquired by, another corporation, as a consequence of which the former shareholders of the Corporation will own, immediately after such merger, consolidation, combination or acquisition, less than a majority of the Voting Power of such surviving or acquiring corporation or the parent thereof; or

(v)	The shareholders of the Corporation shall approve any liquidation of all or substantially all of the assets of the Corporation or any distribution to security holders of assets of the Corporation having a value equal to 10% or more of the total value of all the assets of the Corporation;

provided, however, that (A) if securities beneficially owned by a grantee are included in determining the Beneficial Ownership of a Person referred to in paragraph 5(i) hereof or (B) a grantee is required to be named pursuant to Item 2 of the Schedule 14D-1 (or any similar successor filing requirement) required to be filed by the bidder making a Tender Offer referred to in paragraph 5(ii), then no Section 13 Event with respect to such grantee shall be deemed to have occurred by reason of such event.

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(b)  Acceleration of the Exercise Date of Stock Options and Stock Appreciation Rights. Unless the agreement referred to in Section 10(H) hereof, or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, in case any Section 13 Event occurs all outstanding stock options and stock appreciation rights shall become immediately and fully exercisable whether or not otherwise exercisable by their terms.

(c)  Extension of the Expiration Date of Stock Options and Stock Appreciation Rights. Unless the agreement referred to in Section 10(H) hereof, or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, all stock options and stock appreciation rights held by a grantee whose service with the Corporation as a Director terminates within one year of any Section 13 Event for any reason shall be exercisable for the longer of (i) a period of three months from the date of such termination of service or (ii) the period specified in Section 10(F) hereof, but in no event after the expiration date of the stock option or stock appreciation right.

(d)  Lapse of Restrictions on Restricted Share Awards. Unless the agreement referred to in Section 11 hereof, or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, if any Section 13 Event occurs prior to the scheduled lapse of all restrictions applicable to restricted share awards under the Plan, all such restrictions shall lapse upon the occurrence of any such Section 13 Event regardless of the scheduled lapse of such restrictions.

SECTION 14
Administration of Plan; Hardship Withdrawal

Except where the terms of the Plan specifically grant authority to the Committee of the Board or where the Board delegates authority to the Committee, full power and authority to construe, interpret, and administer the Plan shall be vested in the Board. Decisions of the Committee and the Board shall be final, conclusive, and binding upon all parties. Notwithstanding the terms of a Stock Deferral Election or a Meeting Fee Deferral Election made by a Director hereunder, the Committee may, in its sole discretion, permit the withdrawal of shares credited to a Deferred Stock Compensation Account with respect to Director Fees or Meeting Fees previously payable upon the request of a Director or the Director's representative, or following the death of a Director upon the request of a Director's Beneficiary or such beneficiary's representative, if the Board determines that the Director or the Director's Beneficiary, as the case may be, is confronted with an unforeseeable emergency. For this purpose, an unforeseeable emergency means a severe financial hardship to the Director or the Director’s Beneficiary resulting from an illness or accident of the Director or the Director’s Beneficiary, the spouse, or a dependent (as defined in Section 152(a) of the Code) of the Director or the Director’s Beneficiary, loss of the Director or the Director’s Beneficiary’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Director or the Director’s Beneficiary. The Director or the Director's Beneficiary shall provide to the Committee evidence as the Committee, in its discretion, may require to

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demonstrate such emergency exists and financial hardship would occur if the withdrawal were not permitted. The withdrawal shall be limited to the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Director or the Director’s Beneficiary’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). Cash needs arising from foreseeable events, such as the purchase or building of a house or education expenses, will not be considered to be the result of an unforeseeable financial emergency. Payment shall be made, as soon as practicable after the Committee approves the payment and determines the number of shares which shall be withdrawn, in a single lump sum from the portion of the Deferred Stock Compensation Account with the longest number of installment payments first. No Director shall participate in any decision of the Committee regarding such Director's request for a withdrawal under this Section 14.

SECTION 15
Fair Market Value

Fair Market Value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which Fair Market Value is to be determined as quoted in The Wall Street Journal (or in any other reliable publication as the Board of the Corporation or its delegate, in its discretion, may determine to rely upon):

(a) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date;

(b) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") on which the Common Stock is listed; or

(c) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ").

If there are no such sale price quotations for the date as of which Fair Market Value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then Fair Market Value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which Fair Market Value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which Fair Market Value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which Fair Market Value is to be determined, then Fair Market Value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on

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the nearest trading date before and the nearest trading date after the date as of which Fair Market Value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 15. If the Fair Market Value of the Common Stock cannot be determined on the basis previously set forth in this Section 15 on the date as of which Fair Market Value is to be determined, the Board or its delegate shall in good faith determine the Fair Market Value of the Common Stock on such date. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

SECTION 16
Securities Laws; Issuance of Shares

The obligation of the Corporation to issue or credit shares of Common Stock under the Plan shall be subject to:

(i)	the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation;

(ii)	the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock shares may then be listed; and

(iii)	all other applicable laws, regulations, rules and orders which may then be in effect.

If, on the date on which any shares of Common Stock would be issued pursuant to a current stock payment under Section 3(a) hereof or credited to a Deferred Stock Compensation Account and after consideration of any shares of Common Stock subject to outstanding stock options and stock appreciation rights and awards of restricted shares, sufficient shares of Common Stock are not available under the Plan or the Corporation is not obligated to issue shares pursuant to this Section 16, then no shares of Common Stock shall be issued or credited but rather, in the case of a current stock payment under Section 3(a) hereof, cash shall be paid in payment of the Director Fees payable, and in the case of a Deferred Stock Compensation Account, Director Fees, Meeting Fees and dividends, if applicable, which would otherwise have been credited in shares of Common Stock, shall be credited in cash to a deferred cash compensation account in the name of the Director. The Board shall adopt appropriate rules and regulations to carry out the intent of the immediately preceding sentence if the need for such rules and regulations arises.
.

SECTION 17
Governing Law; Integration

The provisions of this Plan shall be interpreted and construed in accordance with the laws of the Commonwealth of Pennsylvania. The Plan contains all of the understandings and representations between the Corporation and any of the Directors and supersedes any prior understandings and agreements entered into between them regarding the

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subject matter of the Plan. There are no representations, agreements, arrangements or understandings, oral or written, between the Corporation and any of the Directors relating to the subject matter of the Plan which are not fully expressed in the Plan.

SECTION 18
Effect of the Plan on the
Rights of Corporation and Shareholders

Nothing in the Plan or in any stock option, stock appreciation right or restricted share award under the Plan or in any agreement providing for any of the foregoing or any amendment thereto shall confer any right to any person to continue as a Director of the Corporation or interfere in any way with the rights of the shareholders of the Corporation or the Board to elect and remove Directors.

SECTION 19
Amendment and Termination

(a)     General. The right to amend the Plan at any time and from time to time and the right to terminate the Plan at any time are hereby specifically reserved to the Board; provided that no amendment of the Plan shall:

(i) be made without shareholder approval if shareholder approval of the amendment is at the time required by the rules of the NASDAQ National Market System or any stock exchange on which the Common Stock may then be listed; or

(ii) otherwise amend the Plan in any manner that would cause the shares of Common Stock issued or credited under the Plan not to qualify for the exemption from Section 16(b) of the 1934 Act provided by Rule 16b-3.

No amendment or termination of the Plan shall, without the written consent of the holder of shares of Common Stock issued or credited under the Plan or the holder of a stock option, stock appreciation right or restricted shares theretofore granted or awarded under the Plan, adversely affect the rights of such holder with respect thereto.

(b)     Rule 16b-3. Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for shares of Common Stock issued or credited under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding shares of Common Stock theretofore issued or credited under the Plan.

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(c)     Termination Date. Notwithstanding any other provision of the Plan:

(i) no shares of Common Stock shall be issued or credited on a Payment Date under the Plan after November 15, 2014;

(ii) no shares of Common Stock shall be credited with respect to Meeting Fees payable under the Plan after November 15, 2014;

(iii) no stock option or stock appreciation right shall be granted under the Plan after November 15, 2014; and

(iv)     no restricted shares shall be awarded under the Plan after November 15, 2014.

SECTION 20
Effective Date

The effective date and date of adoption of the Plan shall be December 9, 1994, the date of adoption of the Plan by the Board.

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Exhibit B

PROXY - MATTHEWS INTERNATIONAL CORPORATION

Notice of
ANNUAL MEETING OF SHAREHOLDERS
To be held February 17, 2005

Sheraton Station Square Hotel
300 West Station Square Drive
Pittsburgh, PA

To Our Shareholders:

The Annual Meeting of the Shareholders of Matthews International Corporation will be held at 6:00 PM, Thursday, February 17, 2005 at the Sheraton Station Square Hotel, 300 West Station Square Drive, Pittsburgh, Pennsylvania, for the purpose of considering and acting upon the proposals set forth above.

Shareholders of record at the close of business on December 31, 2004 will be entitled to vote at the Annual Meeting or any adjournments thereof.

I hereby appoint David M. Kelly and Steven F. Nicola and each of them, with full power of substitution and revocation, proxies to vote all shares of Common Stock of Matthews International Corporation which I am entitled to vote at the Annual Meeting of Shareholders or any adjournment thereof, with the authority to vote as designated on the reverse side.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED PREPAID ENVELOPE

------------------------------------------------------------------------------

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ANNUAL MEETING PROXY CARD

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE LISTED PROPOSALS.

1. Election of Directors
FOR    WITHHOLD
            01 - David M. Kelly (3 year term)      [ ]        [ ]
02 - John D. Turner (3 year term)        [ ]        [ ]

FOR    AGAINST    ABSTAIN
2. To approve adoption of amendments       [ ]         [ ]      [ ]
to the 1994 Director Fee Plan

FOR     AGAINST    ABSTAIN
3. To ratify the appointment of             [ ]              [ ]              [ ]
PricewaterhouseCoopers LLP as the
independent registered public accounting
firm to audit the records of the Company
for the fiscal year ending September 30, 2005.

4. To transact such other business as may properly come before the meeting.

I plan to attend the meeting. [ ]

Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box

----------------------------------------------------

Signature 2 - Please keep signature within the box

----------------------------------------------------

Date (mm/dd/yyyy)

--/--/----

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